UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811- 03897)

Exact name of registrant as specified in charter: Putnam U.S. Government Income Trust

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

	Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: September 30, 2008

Date of reporting period: October 1, 2007— September 30, 2008

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam U.S. Government Income Trust

FUND SYMBOL (CLASS A SHARES): PGSIX

9|30|08

Annual Report

PUTNAM INVESTMENTS

INCOME FUNDS
invest in bonds and other securities with the goal of providing a steady stream of income over time.

What makes
Putnam different?

A time-honored tradition in
money management

Since 1937, our values have been rooted in a profound sense of responsibility for the money entrusted to us.

A prudent approach to investing

We use a research-driven team approach to seek superior investment results over time.

Funds for every investment goal

We offer a broad range of mutual funds and other financial products so investors and their financial representatives can build diversified portfolios.

A commitment to doing what’s right for investors

With a focus on investment performance, below-average expenses, and in-depth information about our funds, we put the interests of investors first and seek to set the standard for integrity and service.

Industry-leading service

We help investors, along with their financial representatives, make informed investment decisions with confidence.

In 1830, Massachusetts Supreme Judicial Court Justice Samuel Putnam established The Prudent Man Rule, a legal foundation for responsible money management.

THE PRUDENT MAN RULE

All that can be required of a trustee to invest is that he shall conduct himself faithfully and exercise a sound discretion. He is to observe how men of prudence, discretion, and intelligence manage their own affairs, not in regard to speculation, but in regard to the permanent disposition of their funds, considering the probable income, as well as the probable safety of the capital to be invested.

Putnam U.S.
Government
Income Trust

9|30|08
Annual Report

Message from the Trustees	1
About the fund	2
Performance and portfolio snapshots	4
Interview with your fund’s Portfolio Leader	5
Performance in depth	8
Expenses	10
Portfolio turnover	11
Risk	11
Your fund’s management	12
Terms and definitions	13
Trustee approval of management contract	14
Other information for shareholders	17
Financial statements	17
Federal tax information	39
About the Trustees	40
Officers	43

Cover photograph: © Richard H. Johnson

Message from the Trustees

Dear Fellow Shareholder:

The financial markets have been experiencing the kind of upheaval not seen in decades. Investor confidence has been shaken by losses across a range of sectors and by the collapse of several financial industry companies. Coordinated responses by a full array of economic and financial authorities both in the United States and overseas should restore stability in due course, but investors should not expect a reduction in volatility in the near term. The likelihood of a U.S. recession, in particular, now makes the situation more challenging. History has shown that markets are extremely resilient over the long term, and we expect that, in time, they will recover from this crisis.

As a shareholder of this fund, you should feel confident about the financial standing of Putnam Investments. Our parent companies, Great-West Lifeco and Power Financial Corporation, are among the largest and most successful organizations in the financial services industry. All three companies are well capitalized with strong cash flows.

We are pleased to announce that Robert L. Reynolds, a well-known leader and visionary in the mutual fund industry, has joined the Putnam leadership team as President and Chief Executive Officer of Putnam Investments, effective July 1, 2008. Charles E. Haldeman, Jr., former President and CEO, has taken on the role of Chairman of Putnam Investment Management, LLC, the firm’s fund management company. He continues to serve as President of the Funds and as a Trustee.

Mr. Reynolds brings to Putnam Investments substantial industry experience and an outstanding record of success, including serving as Vice Chairman and Chief Operating Officer at Fidelity Investments from 2000 to 2007. We look forward to working with Mr. Reynolds as we continue our efforts to position Putnam Investments to exceed our shareholders’ expectations.

We would also like to take this opportunity to welcome new shareholders to the fund and to thank all of our investors for your continued confidence in Putnam during these challenging times.

About the fund
Seeking opportunities through mortgage-backed securities

Home ownership is the most common way to invest in the real estate market, but it is not the only way. It is also possible for individuals to invest in the mortgages used to finance homes and businesses through instruments called mortgage-backed securities (MBSs).

Since 1984, Putnam U.S. Government Income Trust has invested in some of the highest-quality MBSs with the goal of maximizing income. However, investing in MBSs carries certain risks. As a result, your fund’s team of experienced analysts uses proprietary models to seek out investment opportunities, while striving to maintain an appropriate amount of risk for the fund.

MBSs are essentially securities that represent a stake in the principal from, and interest paid on, a collection of mortgages. Most MBSs are created when government-sponsored entities, including Fannie Mae, Ginnie Mae, and Freddie Mac, buy mortgages from financial institutions, such as banks or credit unions, and package them together by the thousands. These pools of mortgages act as collateral for the MBSs that government-sponsored entities sell to different investors, including Putnam U.S. Government Income Trust, which currently holds most of its assets in MBSs.

As a consequence of the credit crisis that gripped financial markets in 2007 and 2008, Fannie Mae and Freddie Mac were placed under conservatorship by their regulator, the Federal Housing Finance Agency, and were given a line of credit with the U.S. Treasury. This combination of being placed under direct government control with access to credit from the U.S. Treasury suggests that, like Ginnie Mae, securities issued by Fannie Mae and Freddie Mac may be backed by the full faith and credit of the United States. However, the extent of this guarantee is still being finalized. By seeking opportunities among MBSs, your fund’s management team seeks higher returns than Treasuries can typically offer, but with less volatility than stocks.

Funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk. The use of derivatives involves special risks and may result in losses. Funds that invest in bonds are subject to certain risks, including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses.

Understanding mortgage-
related securities

MBSs (Mortgage-backed securities): MBSs are pools of mortgages used as collateral for issuing a security. These securities represent claims on the principal and interest payments made by the borrowers whose loans are in the pool.

Fannie Mae (Federal National Mortgage Association) and Freddie Mac (Federal Home Loan Mortgage Corporation): Formerly public companies, Fannie Mae and Freddie Mac were placed under conservatorship by the U.S. government in September 2008 and are now controlled by the Federal Housing Finance Agency. Both companies buy mortgages from primary lenders (savings and loans, commercial banks, credit unions, and housing finance agencies) and develop MBSs that may carry an explicit government guarantee on the payment of principal and interest.

Ginnie Mae (Government National Mortgage Association): Ginnie Mae is a government-owned corporation established in 1968 whose MBSs are backed by the full faith and credit of the U.S. government.

Collateralized mortgage obligations (CMOs): CMOs are structured mortgage-backed securities that use pools of MBSs, or mortgage loans themselves, as collateral and carve the cash flows into different classes to meet the needs of various investors.

Performance and portfolio snapshots

Average annual total return (%) comparison as of 9/30/08

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 4.00%; had they, returns would have been lower. See pages 5 and 8–9 for additional performance information. For a portion of the periods, this fund may have limited expenses, without which returns would have been lower. A 1% short-term trading fee may apply. To obtain the most recent month-end performance, visit www.putnam.com.

“The collateralized mortgage obligations (CMOs)
currently held by the fund offer the potential for
substantial returns once the market environment
stabilizes and investors begin to capitalize on
the value embedded in these securities. Of
course, a stable market environment depends
upon whether the measures introduced by the
Federal Reserve Board and the U.S.Treasury are
successful at solving the credit crisis.”

Rob Bloemker, Portfolio Leader, Putnam U.S. Government Income Trust

Allocations are represented as a percentage of portfolio market value and include derivative instruments. These may differ from allocations shown later in this report. Holdings and allocations may vary over time.

Portfolio composition as of 9/30/08

How did the fund perform for the period, Rob?

It was a difficult period for the fund, as it trailed both its benchmark, the Lehman GNMA Index, and the average for its Lipper peer group, GNMA Funds. Specifically, the fund returned 0.60% at net asset value versus a 6.94% return for the Lehman index and a 5.51% rise for the peer group average.

How would you characterize the environment in the government bond markets over this period?

It was a period during which liquidity conditions worsened significantly — particularly over the final three months. Short-term credit markets seized up amid widespread turmoil in the financial system. U.S. Treasury bonds — considered to be the ultimate “safe” investment — outperformed all other fixed-income categories as investors generally fled from risk.

The yield curve steepened but also shifted lower during the period, which is good news for bonds generally, since rates declined across the board. Strong demand for Treasuries, particularly on the short end of the yield curve, pushed prices up and, consequently, yields tumbled. Longer-term bond yields, which tend to be more sensitive to inflation trends, fell as the global economic slowdown provided some comfort to investors that inflation might abate going forward.

During the final month of the period, the Federal Reserve Board [the Fed], in coordinated action with other central banks around the world, injected huge amounts of liquidity into the banking system. The goal of this action was to loosen the paralysis that had gripped short-term credit markets for many months.

By way of background, the yield curve is a graphical representation of the difference in yields between shorter- and longer-term bonds. A steep Treasury yield curve reflects a market where short-term bond yields are substantially lower than yields on longer-term bonds.

Why did the fund lag its benchmark and Lipper peer group average?

As a normal part of our investment strategy, we maintained a large out-of-benchmark position in collateralized mortgage obligations [CMOs]. CMOs are

Broad market index and fund performance

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 9/30/08. See the previous page and pages 8–9 for additional fund performance information. Index descriptions can be found on page 13.

structured mortgage-backed securities that use pools of mortgage pass-through bonds, or mortgage loans themselves, as collateral and carve the cash flows into different classes to meet the needs of various investors. The CMOs that the fund held were structured from pools backed by Fannie Mae and Freddie Mac — both of which are government-controlled enterprises — and therefore carried implicit backing by the U.S. government. As a result, these securities carried Aaa credit ratings.

We use CMOs to try to enhance the fund’s yield while still maintaining high credit quality. However, given the ongoing market turbulence during the period, investors that were experiencing increasing duress — such as many investment banks and broker/dealers — began liquidating their Aaa-rated holdings, which caused yield spreads to widen and prices to decline significantly in this area of the market. Essentially, the fund underperformed because we purchased safe cash flows through high-quality securities, which the market subsequently priced at much wider-than-normal yield spreads because of the liquidity disruption that was occurring.

What were some of the other key aspects of your investment strategy during the period?

One area where we began to build new positions during the final months of the period was in “intermarket” spread swaps that we believe will benefit from the government’s efforts to ease the distress in short-term credit markets. We believe these positions likely will perform well if the yield spread between three-month LIBOR and the federal funds rate tightens. Historically, this spread has hovered around 0.12%. However, at the end of the period, it had skyrocketed to more than 3% due to the liquidity crisis. Consequently, if the Fed and the U.S. Treasury are successful at restoring confidence in the banking system and freeing up interbank lending, this spread likely will tighten dramatically and swap investments designed to profit from this would rise in value.

To provide some definitions, LIBOR stands for “London Interbank Offered Rate” and is the rate at which banks lend to each other on the London interbank market. Loan terms can range from overnight to one year. Intermarket spread swaps are derivative securities that seek to capitalize on yield discrepancies between credit market sectors. And the federal funds rate is the key target rate set by the Fed for overnight loans between banks.

What’s the team’s outlook for the economy and the fund in the coming months, Rob?

The scope and depth of the credit crisis that has weighed heavily on financial markets throughout this period is

Comparison of maturity composition

This chart illustrates the fund’s composition by maturity, showing the percentage of holdings in different maturity ranges and how the composition has changed over the past six months. Holdings and maturity ranges will vary over time.

unprecedented in market history. The economic damage from this crisis has been vast, and the economy and corporate earnings will worsen before they improve. Consequently, we believe a recession is likely, and there is a distinct possibility that it will be severe, with major implications not only for corporate profits, but also for default rates on corporate bonds and bank loans.

That said, the CMOs currently held by the fund offer the potential for substantial returns once the market environment stabilizes and investors begin to capitalize on the value embedded in these securities. And, given the government takeover of Fannie Mae and Freddie Mac, we believe the AAA rating on these securities is not at risk and therefore the risk of default is negligible. Of course, a stable market environment depends upon whether the measures introduced by the Fed and the Treasury are successful at solving the credit crisis. We are encouraged by the actions being taken. Moreover, we believe that these and other measures still to come should facilitate the formation and deployment of capital that will enable private investors to invest in CMOs and other mortgage-backed securities alongside the government. As a result, we would urge patience and encourage investors to maintain a long-term perspective while this process is carried out.

Thank you, Rob, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future.

Of special interest

We are pleased to report that effective March 2008, your fund’s dividend was increased from $0.047 to $0.050 per share. This dividend increase was made possible due to increased interest income resulting from higher yields on interest-only (IO) securities and other mortgage-backed securities. IOs are securities derived from the interest portion of underlying mortgages.

I N  T H E  N E W S

On October 3, 2008, federal lawmakers approved the Emergency Economic Stabilization Act of 2008 (EESA), a $700 billion economic package designed to ease the nation’s worsening credit crisis. EESA creates a facility — the “Troubled Asset Relief Program (TARP)” — that authorizes the U.S. Treasury to purchase the failed mortgages and mortgage-related securities that are at the heart of the crisis. EESA is designed to provide an infusion of capital so that financial institutions can increase lending and improve marketplace confidence. To enhance TARP’s effectiveness, U.S. Treasury Secretary Henry Paulson and President Bush revised the program on October 14, allowing the government to take the unprecedented step of buying direct equity stakes in several major U.S. banks.

Credit quality overview

Credit qualities shown as a percentage of portfolio value as of 9/30/08. A bond rated Baa or higher (MIG3/VMIG3 or higher, for short-term debt) is considered investment grade. The chart reflects Moody’s ratings; percentages may include bonds not rated by Moody’s but considered by Putnam Management to be of comparable quality. Ratings will vary over time.

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended September 30, 2008, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section of www.putnam.com or call Putnam at 1-800-225-1581. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 9/30/08

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(2/8/84)		(4/27/92)		(7/26/99)		(2/6/95)		(1/21/03)	(4/11/94)

	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Annual average (life of fund)	6.80%	6.63%	5.94%	5.94%	6.00%	6.00%	6.47%	6.33%	6.53%	6.96%

10 years	49.46	43.52	38.81	38.81	38.66	38.66	45.88	41.10	45.42	53.29
Annual average	4.10	3.68	3.33	3.33	3.32	3.32	3.85	3.50	3.82	4.36

5 years	15.36	10.74	11.28	9.36	11.12	11.12	13.98	10.30	13.62	16.80
Annual average	2.90	2.06	2.16	1.81	2.13	2.13	2.65	1.98	2.59	3.15

3 years	9.56	5.15	7.21	4.32	7.10	7.10	8.83	5.30	8.49	10.39
Annual average	3.09	1.69	2.35	1.42	2.31	2.31	2.86	1.74	2.75	3.35

1 year	0.60	–3.43	–0.06	–4.87	–0.13	–1.09	0.42	–2.83	0.12	0.87

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After sales charge returns (public offering price, or POP) for class A and M shares reflect a maximum 4.00% and 3.25% load, respectively, as of 1/2/08. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Life of fund performance is for the period beginning 2/8/84 and ending 9/30/08. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and, except for class Y shares, the higher operating expenses for such shares.

For a portion of the period, this fund limited expenses, without which returns would have been lower.

A 1% short-term trading fee may be applied to shares exchanged or sold within 7 days of purchase.

Change in the value of a $10,000 investment ($9,600 after sales charge)

Cumulative total return from 9/30/98 to 9/30/08

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and class C shares would have been valued at $13,881 and $13,866, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,675 after sales charge) would have been valued at $14,110 at public offering price. A $10,000 investment in the fund’s class R and class Y shares would have been valued at $14,542 and $15,329, respectively.

Comparative index returns For periods ended 9/30/08

		Lipper GNMA Funds
	Lehman GNMA Index	category average*

Annual average (life of fund)	8.49%	7.44%

10 years	72.59	58.51
Annual average	5.61	4.70

5 years	26.13	20.00
Annual average	4.75	3.71

3 years	17.14	13.95
Annual average	5.41	4.44

1 year	6.94	5.51

Index and Lipper results should be compared to fund performance at net asset value.

* Over the 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 9/30/08, there were 63, 58, 57, 36, and 7 funds, respectively, in this Lipper category.

Fund price and distribution information For the 12-month period ended 9/30/08

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	12		12	12	12		12	12

Income	$0.585		$0.487	$0.487	$0.550		$0.552	$0.620

Capital gains	—		—	—	—		—	—

Total	$0.585		$0.487	$0.487	$0.550		$0.552	$0.620

Share value	NAV	POP	NAV	NAV	NAV	POP	NAV	NAV

9/30/07	$13.17	$13.72*	$13.10	$13.15	$13.16	$13.60	$13.16	$13.13

9/30/08	12.68	13.21	12.62	12.66	12.68	13.11	12.64	12.64

Current yield (end of period)	NAV	POP	NAV	NAV	NAV	POP	NAV	NAV

Current dividend rate [1]	4.73%	4.54%	3.90%	3.89%	4.45%	4.30%	4.46%	5.03%

Current 30-day SEC yield [2,3]
(with expense limitation)	N/A	4.49	3.95	3.91	N/A	4.29	4.43	4.94

Current 30-day SEC yield [3]
(without expense limitation)	N/A	4.48	3.93	3.90	N/A	4.28	4.42	4.93

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

* Reflects an increase in sales charges that took effect on 1/2/08.

1 Most recent distribution, excluding capital gains, annualized and divided by NAV or POP at end of period.

2 For a portion of the period, this fund may have limited expenses, without which yields would have been lower.

3 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

Fund’s annual operating expenses For the fiscal year ended 9/30/07

	Class A	Class B	Class C	Class M	Class R	Class Y

Net expenses*	0.99%	1.69%	1.74%	1.23%	1.24%	0.74%

Total annual fund operating expenses	1.00	1.70	1.75	1.24	1.25	0.75

* Reflects Putnam Management’s decision to contractually limit expenses through 9/30/08.

Expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown in the next section and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund limited these expenses; had it not done so, expenses would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Review your fund’s expenses

The following table shows the expenses you would have paid on a $1,000 investment in Putnam U.S. Government Income Trust from April 1, 2008, to September 30, 2008. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$4.69	$8.15	$8.35	$5.86	$5.91	$3.47

Ending value (after expenses)	$955.90	$952.70	$952.10	$954.60	$952.30	$956.30

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended September 30, 2008, use the following calculation method. To find the value of your investment on April 1, 2008, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$4.85	$8.42	$8.62	$6.06	$6.11	$3.59

Ending value (after expenses)	$1,020.20	$1,016.65	$1,016.45	$1,019.00	$1,018.95	$1,021.45

Compare expenses using industry averages

You can also compare your fund’s expenses with the average of its peer group, as defined by Lipper, an independent fund-rating agency that ranks funds relative to others that Lipper considers to have similar investment styles or objectives. The expense ratio for each share class shown indicates how much of your fund’s average net assets have been used to pay ongoing expenses during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Your fund’s annualized expense ratio†	0.96%	1.67%	1.71%	1.20%	1.21%	0.71%

Average annualized expense ratio for Lipper peer group‡	1.01%	1.72%	1.76%	1.25%	1.26%	0.76%

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 9/30/08.The expense ratio may differ for each share class (see the last table in this section). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

† For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

‡ Putnam keeps fund expenses below the Lipper peer group average expense ratio by limiting our fund expenses if they exceed the Lipper average. The Lipper average is a simple average of front-end load funds in the peer group that excludes 12b-1 fees as well as any expense offset and brokerage/service arrangements that may reduce fund expenses. To facilitate the comparison in this presentation, Putnam has adjusted the Lipper average to reflect 12b-1 fees. Investors should note that the other funds in the peer group may be significantly smaller or larger than the fund, and that an asset-weighted average would likely be lower than the simple average. Also, the fund and Lipper report expense data at different times; the fund’s expense ratio shown here is annualized data for the most recent six-month period, while the quarterly updated Lipper average is based on the most recent fiscal year-end data available for the peer group funds as of 9/30/08.

Your fund’s portfolio turnover and Morningstar® Risk

Putnam funds are actively managed by teams of experts who buy and sell securities based on intensive analysis of companies, industries, economies, and markets. Portfolio turnover is a measure of how often a fund’s managers buy and sell securities for your fund. A portfolio turnover of 100%, for example, means that the managers sold and replaced securities valued at 100% of a fund’s average portfolio value within a given period. Funds with high turnover may be more likely to generate capital gains that must be distributed to shareholders as taxable income. High turnover may also cause a fund to pay more brokerage commissions and other transaction costs, which may detract from performance.

Funds that invest in bonds or other fixed-income instruments may have higher turnover than funds that invest only in stocks. Short-term bond funds tend to have higher turnover than longer-term bond funds, because shorter-term bonds will mature or be sold more frequently than longer-term bonds. You can use the following table to compare your fund’s turnover with the average turnover for funds in its Lipper category.

Turnover comparisons

Percentage of holdings that change every year

	2008	2007	2006	2005	2004

Putnam U.S. Government Income Trust	271%*	253%*	579%*	782%*	198%*

Lipper GNMA Funds category average	245%	244%	288%	315%	286%

Turnover data for the fund is calculated based on the fund’s fiscal-year period, which ends on September 30. Turnover data for the fund’s Lipper category is calculated based on the average of the turnover of each fund in the category for its fiscal year ended during the indicated year. Fiscal years vary across funds in the Lipper category, which may limit the comparability of the fund’s portfolio turnover rate to the Lipper average. Comparative data for 2008 is based on information available as of 9/30/08.

* Portfolio turnover excludes dollar roll transactions.

Your fund’s Morningstar® Risk

This risk comparison is designed to help you understand how your fund compares with other funds. The comparison utilizes a risk measure developed by Morningstar, an independent fund-rating agency. This risk measure is referred to as the fund’s Morningstar Risk.

Your fund’s Morningstar Risk is shown alongside that of the average fund in its Morningstar category. The risk bar broadens the comparison by translating the fund’s Morningstar Risk into a percentile, which is based on the fund’s ranking among all funds rated by Morningstar as of September 30, 2008. A higher Morningstar Risk generally indicates that a fund’s monthly returns have varied more widely.

Morningstar determines a fund’s Morningstar Risk by assessing variations in the fund’s monthly returns — with an emphasis on downside variations — over a 3-year period, if available. Those measures are weighted and averaged to produce the fund’s Morningstar Risk. The information shown is provided for the fund’s class A shares only; information for other classes may vary. Morningstar Risk is based on historical data and does not indicate future results. Morningstar does not purport to measure the risk associated with a current investment in a fund, either on an absolute basis or on a relative basis. Low Morningstar Risk does not mean that you cannot lose money on an investment in a fund. Copyright 2008 Morningstar, Inc. All Rights Reserved. The information contained herein (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Your fund’s management

Your fund is managed by the members of the Putnam Taxable Fixed-Income Team. Rob Bloemker is the Portfolio Leader, and Daniel Choquette and Michael Salm are Portfolio Members, of your fund. The Portfolio Leader and Portfolio Members coordinate the team’s management of the fund.

For a complete listing of the members of the Putnam Taxable Fixed-Income Team, including those who are not Portfolio Leaders or Portfolio Members of your fund, please visit the Individual Investors section of www.putnam.com.

Trustee and Putnam employee fund ownership

As of September 30, 2008, 12 of the 13 Trustees of the Putnam funds owned fund shares. The table below shows the approximate value of investments in the fund and all Putnam funds as of that date by the Trustees and Putnam employees. These amounts include investments by the Trustees’ and employees’ immediate family members and investments through retirement and deferred compensation plans.

	Assets in	Total assets in
	the fund	all Putnam funds

Trustees	$319,000	$37,000,000

Putnam employees	$4,197,000	$471,000,000

Other Putnam funds managed by the Portfolio Leader and Portfolio Members

Rob Bloemker is also a Portfolio Leader of Putnam American Government Income Fund and Putnam Income Fund. He is also a Portfolio Member of Putnam Diversified Income Trust, Putnam Global Income Trust, Putnam Premier Income Trust, and Putnam Master Intermediate Income Trust.

Daniel Choquette is also a Portfolio Member of Putnam American Government Income Fund.

Michael Salm is also a Portfolio Member of Putnam American Government Income Fund, Putnam Income Fund, and Putnam Global Income Trust.

Rob Bloemker, Daniel Choquette, and Michael Salm may also manage other accounts and variable trust funds advised by Putnam Management or an affiliate.

Investment team fund ownership

The following table shows how much the fund’s current Portfolio Leader and Portfolio Members have invested in the fund and in all Putnam mutual funds (in dollar ranges). Information shown is as of September 30, 2008, and September 30, 2007.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 4.00% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Current yield is the annual rate of return earned from dividends or interest of an investment. Current yield is expressed as a percentage of the price of a security, fund share, or principal investment.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Lehman Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

Lehman GNMA Index is an unmanaged index of Government National Mortgage Association bonds.

Merrill Lynch 91-Day Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”). In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months ending in June 2008, the Contract Committee met several times to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. The Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management contract, effective July 1, 2008.

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such services, and

• That this fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees, were subject to the continued application of certain expense reductions and waivers and other considerations noted below, and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements in prior years.

Management fee schedules and
categories; total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints, and the assignment of funds to particular fee categories. In reviewing fees and expenses, the Trustees generally focused their attention on material changes in circumstances — for example, changes in a fund’s size or investment style, changes in Putnam Management’s operating costs or responsibilities, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund, which had been carefully developed over the years, re-examined on many occasions and adjusted where appropriate. In this regard, the Trustees also noted that shareholders of your fund voted in 2007 to approve new management contracts containing an identical fee structure. The Trustees focused on two areas of particular interest, as discussed further below:

• Competitiveness. The Trustees reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by Lipper Inc., your fund ranked in the 60th percentile in management fees and in the 50th percentile in total expenses (less any applicable 12b-1 fees) as of December 31, 2007 (the first percentile being the least expensive funds and the 100th percentile being the most expensive funds). (Because the fund’s custom peer group is smaller than the fund’s broad Lipper Inc. peer group, this expense information may differ from the Lipper peer expense information found elsewhere in this report.) The Trustees noted that expense ratios for a number of Putnam funds, which show the percentage of fund assets used to pay for management and administrative services, distribution (12b-1) fees and other expenses, had been increasing recently as a result of declining net assets and the natural operation of fee breakpoints.

The Trustees noted that the expense ratio increases described above were currently being controlled by expense limitations initially implemented in January 2004. The Trustees have received a commitment from Putnam Management and its parent company to continue this program through at least June 30, 2009. These expense limitations give effect to a commitment by Putnam Management that the expense ratio of each open-end fund would be no higher than the average expense ratio of the competitive funds included in the fund’s relevant Lipper universe (exclusive of any applicable 12b-1 charges in each case). The Trustees observed that this commitment to limit fund expenses has served shareholders well since its inception.

In order to ensure that the expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees requested, and Putnam Management agreed, to extend for the twelve months beginning July 1, 2008, an additional expense limitation for certain funds at an amount equal to the average expense ratio (exclusive of 12b-1 charges) of a custom peer group of competitive funds selected by Lipper to correspond to the size of the fund. This additional expense limitation will be applied to those open-end funds that had above-average expense ratios (exclusive of 12b-1 charges) based on the custom peer group data for the period ended December 31, 2007. This additional expense limitation will be applied to your fund.

In addition, the Trustees devoted particular attention to analyzing the Putnam funds’ fees and expenses relative to those of competitors in fund complexes of comparable size and with a comparable mix of asset categories. The Trustees concluded that this analysis did not reveal any matters requiring further attention at the current time.

• Economies of scale. Your fund currently has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale, which means that the effective management fee rate of the fund (as a percentage of fund assets) declines as the fund grows in size and crosses specified asset thresholds. Conversely, if the fund shrinks in size — as has been the case for many Putnam funds in recent years — these breakpoints result in increasing fee levels. In recent years, the Trustees have examined the operation of the existing breakpoint structure during periods of both growth and decline in asset levels. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale at current asset levels.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services to be provided and profits to be realized by Putnam Management and its affiliates from the relationship with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability with respect to the funds’ management contracts, allocated on a fund-by-fund basis.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the Investment Oversight Coordinating Committee of the Trustees and the Investment Oversight Committees of the Trustees, which had met on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds.

While the Trustees noted the satisfactory investment performance of certain Putnam funds, they considered the disappointing investment performance of many funds in recent periods, particularly over periods in 2007 and 2008. They discussed with senior management of Putnam Management the factors contributing to such underperformance and actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has taken steps to strengthen its investment personnel and processes to address areas of underperformance, including recent efforts to further centralize Putnam Management’s equity research function. In this regard, the Trustees took into consideration efforts by Putnam Management to improve its ability to assess and mitigate investment risk in individual funds, across asset classes, and across the complex as a whole. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional changes to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that your fund’s class A share cumulative total return performance at net asset value was in the following percentiles of its Lipper Inc. peer group (Lipper GNMA Funds) for the one-year, three-year and five-year periods ended December 31, 2007 (the first percentile being the best-performing funds and the 100th percentile being the worst-performing funds):

One-year period	19th

Three-year period	30th

Five-year period	50th

(Because of the passage of time, these performance results may differ from the performance results for more recent periods shown elsewhere in this report.) Over the one-year, three-year and five-year periods ended December 31, 2007, there were 58, 57, and 54 funds, respectively, in your fund’s Lipper peer group.* Past performance is no guarantee of future returns.

As a general matter, the Trustees believe that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight

* The percentile rankings for your fund’s class A share annualized total return performance in the Lipper GNMA Funds category for the one-year, five-year and ten-year periods ended September 30, 2008 were 93rd, 87th, and 84th, respectively. Over the one-year, five-year and ten-year periods ended September 30, 2008, your fund ranked 59th out of 63, 50th out of 57, and 31st out of 36 funds, respectively. Note that this more recent information was not available when the Trustees approved the continuance of your fund’s management contract.

of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to Trustee concerns about investment performance, the Trustees concluded that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar
allocations; other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that may be useful to Putnam Management in managing the assets of the fund and of other clients. The Trustees considered changes made in 2008, at Putnam Management’s request, to the Putnam funds’ brokerage allocation policy, which expanded the permitted categories of brokerage and research services payable with soft dollars and increased the permitted soft dollar allocation to third-party services over what had been authorized in previous years. The Trustees indicated their continued intent to monitor the potential benefits associated with the allocation of fund brokerage and trends in industry practice to ensure that the principle of seeking “best price and execution” remains paramount in the portfolio trading process.

The Trustees’ annual review of your fund’s management contract arrangements also included the review of its distributor’s contract and distribution plan with Putnam Retail Management Limited Partnership and the investor servicing agreement with Putnam Fiduciary Trust Company (“PFTC”), each of which provides benefits to affiliates of Putnam Management. In the case of the investor servicing agreement, the Trustees considered that certain shareholder servicing functions were shifted to a third-party service provider by PFTC in 2007.

Comparison of retail and
institutional fee schedules

The information examined by the Trustees as part of their annual contract review has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, etc. This information included comparisons of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflect to a substantial degree historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across different asset classes are typically higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, but did not rely on such comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Other information for shareholders

Putnam’s policy on confidentiality

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ addresses, telephone numbers, Social Security numbers, and the names of their financial representatives. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances. It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds, and, in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use. Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial representative, if you’ve listed one on your Putnam account. If you would like clarification about our confidentiality policies or have any questions or concerns, please don’t hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 8:00 p.m., or Saturdays from 9:00 a.m. to 5:00 p.m. Eastern Time.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2008, are available in the Individual Investors section of www.putnam.com, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the Public Reference Room.

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semi-annual report, the highlight table also includes the current reporting period.

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
Putnam U.S. Government Income Trust:

We have audited the accompanying statement of assets and liabilities of Putnam U.S. Government Income Trust, including the fund’s portfolio, as of September 30, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2008 by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam U.S. Government Income Trust as of September 30, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
November 19, 2008

The fund’s portfolio 9/30/08

U.S. GOVERNMENT AND AGENCY	Principal
MORTGAGE OBLIGATIONS (88.6%)*	amount	Value

U.S. Government Guaranteed Mortgage Obligations (62.8%)
Government National Mortgage
Association Adjustable Rate
Mortgages 4 3/4s, July 20, 2026	$25,992	$26,042

Government National Mortgage
Association Graduated Payment Mortgages
13 3/4s, November 20, 2014	967	1,131
13 1/4s, December 20, 2014	14,417	16,737
12 3/4s, with due dates from
December 15, 2013 to July 20, 2014	28,076	32,385
12 1/4s, with due dates from
February 15, 2014 to March 15, 2014	40,220	46,600
11 1/4s, with due dates from
September 15, 2015 to January 15, 2016	65,020	75,448
10s, with due date of November 15, 2009	2,399	2,477
9 1/4s, with due dates from
April 15, 2016 to May 15, 2016	23,140	25,536

Government National Mortgage
Association Pass-Through Certificates
8 1/2s, December 15, 2019	10,310	11,215
8s, with due dates from
May 15, 2009 to November 15, 2009	224,332	226,048
7 1/2s, October 20, 2030	209,795	222,793
7s, with due dates from
November 15, 2008 to August 15, 2012	484,823	492,293
6 1/2s, with due dates from
August 20, 2023 to November 20, 2037	267,411,952	274,235,307
6 1/2s, TBA, October 1, 2038	74,000,000	75,722,809
6s, with due dates from
November 15, 2023 to October 15, 2033	1,031,600	1,063,336
5 1/2s, with due dates from
March 15, 2033 to October 15, 2035	9,446,967	9,474,166
5 1/2s, TBA, October 1, 2038	402,000,000	401,811,542

		763,485,865
U.S. Government Agency Mortgage Obligations (25.8%)
Federal Home Loan Mortgage Corporation
Pass-Through Certificates
6s, with due dates from
June 1, 2021 to October 1, 2021	750,605	764,679
5 1/2s, with due dates from
June 1, 2014 to May 1, 2020	663,655	671,476
5s, with due dates from
May 1, 2034 to June 1, 2037	558,404	544,541

Federal National Mortgage Association
Pass-Through Certificates
7 1/2s, with due dates from
January 1, 2030 to May 1, 2030	38,679	41,384
7s, with due dates from
September 1, 2028 to December 1, 2035	1,895,164	1,990,656
7s, with due dates from
November 1, 2012 to January 1, 2015	107,901	111,810
6 1/2s, with due dates from
September 1, 2032 to September 1, 2037	172,635	177,726
6 1/2s, with due dates from
February 1, 2014 to February 1, 2017	433,166	449,771
6 1/2s, TBA, October 1, 2038	6,000,000	6,149,063
6s, with due dates from
March 1, 2037 to September 1, 2037	581,765	589,561
6s, with due dates from
July 1, 2016 to January 1, 2022	2,803,766	2,867,386
6s, TBA, October 1, 2038	30,000,000	30,360,936
5 1/2s, with due dates from
March 1, 2037 to December 1, 2037	1,345,328	1,341,491
5 1/2s, with due dates from
June 1, 2009 to April 1, 2021	1,862,171	1,886,609
5 1/2s, TBA, November 1, 2038	55,000,000	54,682,034

U.S. GOVERNMENT AND AGENCY	Principal
MORTGAGE OBLIGATIONS (88.6%)* cont.	amount	Value

Federal National Mortgage Association
Pass-Through Certificates
5 1/2s, TBA, October 1, 2038	$143,000,000	$142,419,063
5s, May 1, 2021	46,645	46,388
5s, TBA, October 1, 2038	54,000,000	52,557,185
5s, TBA, November 1, 2035	14,000,000	13,605,157
4 1/2s, with due dates from
June 1, 2034 to October 1, 2035	1,913,498	1,810,397

		313,067,313

Total U.S. government and agency mortgage
obligations (cost $1,076,554,467)		$1,076,553,178

U.S. GOVERNMENT AGENCY	Principal
OBLIGATIONS (2.1%)*	amount	Value

Fannie Mae 4 1/4s, August 15, 2010	$5,850,000	$5,976,179

Freddie Mac
6 7/8s, September 15, 2010	4,112,000	4,402,709
6 5/8s, September 15, 2009	14,600,000	15,040,289

Total U.S. government agency obligations
(cost $25,115,765)		$25,419,177

U.S. TREASURY	Principal
OBLIGATIONS (4.4%)*	amount	Value

U.S. Treasury Notes
4 1/4s, August 15, 2014	$790,000	$840,887
4 1/4s, September 30, 2012	34,538,000	36,606,232
4s, February 15, 2014	15,220,000	15,989,917
Total U.S. treasury obligations (cost $50,274,237)		$53,437,036

COLLATERALIZED MORTGAGE	Principal
OBLIGATIONS (39.8%)*	amount	Value

Banc of America Commercial Mortgage, Inc.
Ser. 07-2, Class A2, 5.634s, 2049	$501,000	$470,038
FRB Ser. 05-1, Class A5, 5.239s, 2042	710,000	675,820
Ser. 05-6, Class A2, 5.165s, 2047	1,093,000	1,065,913
Ser. 04-4, Class A6, 4.877s, 2042	60,000	53,910

Citigroup Mortgage Loan Trust, Inc. IFB
Ser. 07-6, Class 2A5, Interest only (IO),
3.443s, 2037	3,750,886	259,047

Commercial Mortgage Pass-Through
Certificates FRB Ser. 04-LB3A,
Class A5, 5.441s, 2037	40,000	37,948

Countrywide Home Loans 144A
IFB Ser. 05-R1, Class 1AS, IO,
3.523s, 2035	39,447,916	2,268,255
IFB Ser. 05-R2, Class 1AS, IO,
3.168s, 2035	30,584,359	1,567,448

Credit Suisse Mortgage Capital Certificates
FRB Ser. 07-C4, Class A2, 6.004s, 2039	441,000	416,813

CS First Boston Mortgage Securities Corp.
FRB Ser. 04-C3, Class A5, 5.113s, 2036	259,000	241,595
FRB Ser. 05-C5, Class A4, 5.1s, 2038	99,000	89,169
Ser. 04-C3, Class A3, 4.302s, 2036	555,000	544,279

Fannie Mae
IFB Ser. 06-70, Class SM, 27.567s, 2036	329,971	423,916
IFB Ser. 07-75, Class JS, 26.705s, 2037	1,563,223	2,012,386
IFB Ser. 07-80, Class AS, 23.705s, 2037	347,613	419,797
IFB Ser. 07-75, Class CS, 23.052s, 2037	1,052,422	1,323,472
IFB Ser. 06-62, Class PS, 20.659s, 2036	1,985,492	2,431,013
IFB Ser. 07-60, Class SB, 20.359s, 2037	463,656	531,446

COLLATERALIZED MORTGAGE	Principal
OBLIGATIONS (39.8%)* cont.	amount	Value

Fannie Mae
IFB Ser. 06-76, Class QB, 20.359s, 2036	$2,330,872	$2,829,544
IFB Ser. 06-63, Class SP, 20.059s, 2036	2,548,887	3,047,620
IFB Ser. 07-W7, Class 1A4, 19.939s, 2037	1,206,103	1,169,920
IFB Ser. 07-81, Class SC, 18.559s, 2037	885,096	974,030
IFB Ser. 07-1, Class NK, 18.112s, 2037	2,060,506	2,419,289
IFB Ser. 06-104, Class GS, 17.994s, 2036	864,034	1,011,677
IFB Ser. 06-104, Class ES, 17.416s, 2036	184,653	215,820
IFB Ser. 06-49, Class SE, 16.172s, 2036	769,404	856,292
IFB Ser. 06-60, Class AK, 15.972s, 2036	675,506	753,032
IFB Ser. 06-60, Class TK, 15.772s, 2036	666,142	737,864
IFB Ser. 06-104, Class CS, 15.269s, 2036	232,754	257,274
IFB Ser. 07-30, Class FS, 14.974s, 2037	2,097,291	2,230,553
IFB Ser. 07-96, Class AS, 14.116s, 2037	161,961	165,840
IFB Ser. 05-25, Class PS, 14.05s, 2035	128,139	136,631
IFB Ser. 06-115, Class ES, 13.732s, 2036	860,963	915,328
IFB Ser. 05-74, Class CP, 12.991s, 2035	2,470,143	2,607,734
IFB Ser. 05-115, Class NQ, 12.912s, 2036	678,387	677,553
IFB Ser. 06-27, Class SP, 12.808s, 2036	1,869,811	2,028,528
IFB Ser. 06-8, Class HP, 12.808s, 2036	2,010,434	2,173,120
IFB Ser. 06-8, Class WK, 12.808s, 2036	3,190,347	3,411,607
IFB Ser. 05-106, Class US, 12.808s, 2035	2,966,384	3,245,634
IFB Ser. 05-99, Class SA, 12.808s, 2035	1,445,822	1,542,493
IFB Ser. 05-74, Class DM, 12 5/8s, 2035	2,877,280	3,085,215
IFB Ser. 06-60, Class CS, 12.331s, 2036	1,195,776	1,183,404
IFB Ser. 05-74, Class CS, 11.201s, 2035	2,811,252	2,961,412
IFB Ser. 05-114, Class SP, 10.761s, 2036	852,735	852,942
IFB Ser. 05-95, Class CP, 10.35s, 2035	237,136	241,747
IFB Ser. 05-106, Class JC, 10.18s, 2035	1,646,108	1,553,573
FRB Ser. 03-W6, Class PT1, 9.998s, 2042	731,509	842,719
IFB Ser. 05-83, Class QP, 9.056s, 2034	1,007,952	960,257
IFB Ser. 05-72, Class SB, 8.858s, 2035	910,017	874,559
IFB Ser. 05-57, Class MN, 8.756s, 2035	1,831,928	1,828,121
Ser. 383, Class 90, IO, 8s, 2037	76,533	13,157
Ser. 383, Class 91, IO, 8s, 2037	77,802	13,967
Ser. 02-26, Class A2, 7 1/2s, 2048	323,716	339,801
Ser. 04-T3, Class 1A4, 7 1/2s, 2044	2,437,332	2,601,614
Ser. 04-T2, Class 1A4, 7 1/2s, 2043	703,061	737,994
Ser. 02-T19, Class A3, 7 1/2s, 2042	443,964	472,053
Ser. 02-14, Class A2, 7 1/2s, 2042	482,035	509,367
Ser. 01-T10, Class A2, 7 1/2s, 2041	3,083,997	3,194,501
Ser. 02-T4, Class A3, 7 1/2s, 2041	557,198	593,627
Ser. 01-T12, Class A2, 7 1/2s, 2041	1,249,543	1,320,834
Ser. 01-T3, Class A1, 7 1/2s, 2040	1,027,671	1,081,570
Ser. 01-T1, Class A1, 7 1/2s, 2040	2,993,201	3,163,970
Ser. 99-T2, Class A1, 7 1/2s, 2039	1,238,191	1,314,073
Ser. 386, Class 26, IO, 7 1/2s, 2038	156,896	29,378
Ser. 386, Class 27, IO, 7 1/2s, 2037	91,463	18,452
Ser. 386, Class 28, IO, 7 1/2s, 2037	89,471	17,571
Ser. 383, Class 88, IO, 7 1/2s, 2037	165,255	30,725
Ser. 383, Class 89, IO, 7 1/2s, 2037	129,556	25,482
Ser. 383, Class 87, IO, 7 1/2s, 2037	206,872	39,944
Ser. 03-W10, Class 1A1, 7 1/2s, 2032	2,051,531	2,153,467
Ser. 02-T1, Class A3, 7 1/2s, 2031	3,568,288	3,788,783
Ser. 00-T6, Class A1, 7 1/2s, 2030	1,057,712	1,110,231
Ser. 01-T5, Class A3, 7 1/2s, 2030	31,793	33,253
Ser. 01-T4, Class A1, 7 1/2s, 2028	2,818,582	3,000,583
Ser. 02-26, Class A1, 7s, 2048	2,457,739	2,599,902
Ser. 04-W12, Class 1A3, 7s, 2044	1,456,378	1,527,397
Ser. 04-T3, Class 1A3, 7s, 2044	1,437,072	1,529,923
Ser. 04-T2, Class 1A3, 7s, 2043	922,986	993,279
Ser. 03-W8, Class 2A, 7s, 2042	9,416,333	9,994,886
Ser. 03-W3, Class 1A2, 7s, 2042	883,767	928,658
Ser. 02-T16, Class A2, 7s, 2042	6,301,275	6,674,440
Ser. 02-T19, Class A2, 7s, 2042	4,030,885	4,273,305
Ser. 01-T10, Class A1, 7s, 2041	1,746,829	1,815,065
Ser. 02-T4, Class A2, 7s, 2041	4,038,716	4,261,233

COLLATERALIZED MORTGAGE	Principal
OBLIGATIONS (39.8%)* cont.	amount	Value

Fannie Mae
Ser. 386, Class 24, IO, 7s, 2038	$132,825	$32,061
Ser. 386, Class 25, IO, 7s, 2038	141,153	34,730
Ser. 386, Class 22, IO, 7s, 2038	182,033	42,838
Ser. 386, Class 21, IO, 7s, 2037	205,961	49,542
Ser. 386, Class 23, IO, 7s, 2037	202,109	48,324
Ser. 383, Class 84, IO, 7s, 2037	188,541	45,732
Ser. 383, Class 85, IO, 7s, 2037	120,515	29,921
Ser. 383, Class 86, IO, 7s, 2037	94,597	23,096
Ser. 383, Class 79, IO, 7s, 2037	191,034	40,665
Ser. 383, Class 80, IO, 7s, 2037	417,008	77,146
Ser. 383, Class 81, IO, 7s, 2037	228,819	50,163
Ser. 383, Class 82, IO, 7s, 2037	229,104	53,294
Ser. 383, Class 83, IO, 7s, 2037	191,911	45,692
Ser. 04-W1, Class 2A2, 7s, 2033	5,783,438	6,129,582
Ser. 386, Class 14, IO, 6 1/2s, 2038	1,660,589	288,527
Ser. 386, Class 19, IO, 6 1/2s, 2038	196,258	42,318
Ser. 386, Class 17, IO, 6 1/2s, 2037	300,318	51,429
Ser. 386, Class 16, IO, 6 1/2s, 2037	206,115	47,008
Ser. 383, Class 60, IO, 6 1/2s, 2037	952,345	188,088
Ser. 383, Class 62, IO, 6 1/2s, 2037	266,142	58,437
Ser. 383, Class 69, IO, 6 1/2s, 2037	150,772	35,788
Ser. 383, Class 63, IO, 6 1/2s, 2037	207,403	46,114
Ser. 383, Class 64, IO, 6 1/2s, 2037	383,701	78,179
Ser. 383, Class 67, IO, 6 1/2s, 2037	202,267	43,988
Ser. 383, Class 68, IO, 6 1/2s, 2037	98,223	21,997
Ser. 383, Class 58, IO, 6 1/2s, 2037	444,096	86,599
Ser. 383, Class 59, IO, 6 1/2s, 2037	279,585	60,507
Ser. 383, Class 61, IO, 6 1/2s, 2037	222,746	48,054
Ser. 383, Class 65, IO, 6 1/2s, 2037	265,368	60,940
Ser. 383, Class 66, IO, 6 1/2s, 2037	270,304	61,957
Ser. 383, Class 72, IO, 6 1/2s, 2037	1,065,781	206,495
Ser. 383, Class 77, IO, 6 1/2s, 2037	160,895	35,996
Ser. 383, Class 78, IO, 6 1/2s, 2037	164,536	30,731
Ser. 381, Class 14, IO, 6 1/2s, 2037	175,378	32,007
Ser. 381, Class 15, IO, 6 1/2s, 2037	124,114	21,099
Ser. 383, Class 73, IO, 6 1/2s, 2037	363,908	68,233
Ser. 383, Class 76, IO, 6 1/2s, 2037	219,029	49,576
Ser. 383, Class 70, IO, 6 1/2s, 2037	563,213	107,714
Ser. 383, Class 74, IO, 6 1/2s, 2037	299,757	55,830
Ser. 383, Class 71, IO, 6 1/2s, 2036	238,466	50,757
Ser. 383, Class 75, IO, 6 1/2s, 2036	191,238	42,117
Ser. 371, Class 2, IO, 6 1/2s, 2036	949,657	210,112
Ser. 383, Class 101, IO, 6 1/2s, 2022	89,526	16,622
Ser. 383, Class 102, IO, 6 1/2s, 2022	76,281	14,984
Ser. 389, Class 6, IO, 6s, 2038	98,257	20,880
Ser. 08-76, Class JI, IO, 6s, 2038	1,840,153	354,230
Ser. 386, Class 10, IO, 6s, 2038	145,141	30,840
Ser. 386, Class 11, IO, 6s, 2038	97,053	18,171
Ser. 383, Class 41, IO, 6s, 2038	1,614,833	298,744
Ser. 383, Class 42, IO, 6s, 2038	1,167,998	213,160
Ser. 383, Class 43, IO, 6s, 2038	1,054,854	195,148
Ser. 383, Class 44, IO, 6s, 2038	963,895	177,116
Ser. 383, Class 45, IO, 6s, 2038	743,012	136,528
Ser. 383, Class 46, IO, 6s, 2038	645,363	118,585
Ser. 383, Class 47, IO, 6s, 2038	571,084	109,934
Ser. 383, Class 48, IO, 6s, 2038	512,692	98,693
Ser. 383, Class 52, IO, 6s, 2038	207,741	44,343
Ser. 386, Class 9, IO, 6s, 2038	925,510	160,807
Ser. 383, Class 28, IO, 6s, 2038	1,930,699	371,660
Ser. 383, Class 29, IO, 6s, 2038	1,736,761	334,326
Ser. 383, Class 30, IO, 6s, 2038	1,280,911	246,575
Ser. 383, Class 31, IO, 6s, 2038	1,130,363	217,595
Ser. 383, Class 32, IO, 6s, 2038	876,349	168,697
Ser. 383, Class 33, IO, 6s, 2038	749,308	146,115
Ser. 383, Class 37, IO, 6s, 2038	291,159	64,591
Ser. 386, Class 7, IO, 6s, 2038	1,132,014	220,743

COLLATERALIZED MORTGAGE	Principal
OBLIGATIONS (39.8%)* cont.	amount	Value

Fannie Mae
Ser. 383, Class 34, IO, 6s, 2037	$303,497	$59,182
Ser. 383, Class 35, IO, 6s, 2037	250,991	53,081
Ser. 383, Class 36, IO, 6s, 2037	196,911	41,494
Ser. 383, Class 38, IO, 6s, 2037	123,346	26,149
Ser. 383, Class 50, IO, 6s, 2037	349,750	63,392
Ser. 386, Class 6, IO, 6s, 2037	543,861	100,614
Ser. 383, Class 39, IO, 6s, 2037	89,377	17,148
Ser. 383, Class 49, IO, 6s, 2037	263,174	55,497
Ser. 383, Class 51, IO, 6s, 2037	272,324	57,138
Ser. 383, Class 53, IO, 6s, 2037	100,194	21,128
Ser. 383, Class 54, IO, 6s, 2037	84,876	17,897
Ser. 383, Class 57, IO, 6s, 2037	166,111	31,533
Ser. 383, Class 100, IO, 6s, 2022	93,101	18,452
Ser. 383, Class 98, IO, 6s, 2022	286,367	60,110
Ser. 383, Class 99, IO, 6s, 2022	126,623	25,063
Ser. 383, Class 18, IO, 5 1/2s, 2038	1,017,046	198,324
Ser. 383, Class 19, IO, 5 1/2s, 2038	927,733	179,748
Ser. 383, Class 25, IO, 5 1/2s, 2038	158,708	36,076
Ser. 386, Class 4, IO, 5 1/2s, 2037	230,186	57,068
Ser. 386, Class 5, IO, 5 1/2s, 2037	147,319	32,802
Ser. 383, Class 15, IO, 5 1/2s, 2037	140,345	32,528
Ser. 383, Class 4, IO, 5 1/2s, 2037	1,419,489	283,898
Ser. 383, Class 5, IO, 5 1/2s, 2037	900,767	182,405
Ser. 383, Class 6, IO, 5 1/2s, 2037	809,638	163,952
Ser. 383, Class 7, IO, 5 1/2s, 2037	797,208	161,435
Ser. 383, Class 8, IO, 5 1/2s, 2037	323,555	68,756
Ser. 383, Class 9, IO, 5 1/2s, 2037	308,491	65,554
Ser. 383, Class 20, IO, 5 1/2s, 2037	574,032	116,241
Ser. 383, Class 21, IO, 5 1/2s, 2037	542,709	109,899
Ser. 383, Class 22, IO, 5 1/2s, 2037	368,262	77,335
Ser. 383, Class 23, IO, 5 1/2s, 2037	332,063	68,903
Ser. 383, Class 24, IO, 5 1/2s, 2037	231,960	53,753
Ser. 383, Class 26, IO, 5 1/2s, 2037	170,942	41,992
Ser. 379, Class 2, IO, 5 1/2s, 2037	794,281	181,573
Ser. 363, Class 2, IO, 5 1/2s, 2035	1,144,280	269,135
Ser. 383, Class 95, IO, 5 1/2s, 2022	457,187	67,435
Ser. 383, Class 97, IO, 5 1/2s, 2022	191,631	37,465
Ser. 383, Class 94, IO, 5 1/2s, 2022	229,647	48,267
Ser. 383, Class 96, IO, 5 1/2s, 2022	249,535	50,317
Ser. 383, Class 2, IO, 5s, 2037	152,885	35,425
Ser. 377, Class 2, IO, 5s, 2036	1,090,409	258,318
Ser. 383, Class 92, IO, 5s, 2022	199,665	40,426
Ser. 383, Class 93, IO, 5s, 2022	108,120	21,149
IFB Ser. 07-W6, Class 6A2, IO, 4.593s, 2037	1,346,585	112,776
IFB Ser. 06-90, Class SE, IO, 4.593s, 2036	1,308,935	157,868
IFB Ser. 03-66, Class SA, IO, 4.443s, 2033	2,410,861	246,812
IFB Ser. 07-W6, Class 5A2, IO, 4.083s, 2037	1,999,641	147,474
IFB Ser. 07-W4, Class 4A2, IO, 4.073s, 2037	9,378,397	691,657
IFB Ser. 07-W2, Class 3A2, IO, 4.073s, 2037	2,826,340	213,742
IFB Ser. 06-115, Class BI, IO, 4.053s, 2036	2,381,653	164,365
IFB Ser. 05-113, Class AI, IO, 4.023s, 2036	455,450	39,330
IFB Ser. 05-113, Class DI, IO, 4.023s, 2036	3,471,445	302,741
IFB Ser. 06-60, Class SI, IO, 3.943s, 2036	2,738,396	253,302
IFB Ser. 06-60, Class UI, IO, 3.943s, 2036	1,105,318	94,005
IFB Ser. 06-60, Class DI, IO, 3.863s, 2035	1,182,088	82,746
IFB Ser. 05-65, Class KI, IO, 3.793s, 2035	5,186,889	363,082
IFB Ser. 08-01, Class GI, IO, 3.753s, 2037	11,191,594	986,259
FRB Ser. 07-103, Class HB, 3.607s, 2037	25,870,144	24,341,218
IFB Ser. 07-54, Class CI, IO, 3.553s, 2037	1,634,137	147,782
IFB Ser. 07-39, Class PI, IO, 3.553s, 2037	1,710,183	119,303
IFB Ser. 07-30, Class WI, IO, 3.553s, 2037	10,247,283	789,051
IFB Ser. 07-28, Class SE, IO, 3.543s, 2037	1,945,866	173,384
IFB Ser. 06-128, Class SH, IO, 3.543s, 2037	2,195,980	146,874
IFB Ser. 06-56, Class SM, IO, 3.543s, 2036	2,546,308	205,047
IFB Ser. 05-90, Class SP, IO, 3.543s, 2035	4,407,499	389,599
IFB Ser. 05-12, Class SC, IO, 3.543s, 2035	1,948,930	163,565

COLLATERALIZED MORTGAGE	Principal
OBLIGATIONS (39.8%)* cont.	amount	Value

Fannie Mae
IFB Ser. 07-W5, Class 2A2, IO, 3.533s, 2037	$1,018,490	$78,933
IFB Ser. 07-30, Class IE, IO, 3.533s, 2037	5,349,366	555,270
IFB Ser. 06-123, Class CI, IO, 3.533s, 2037	4,358,978	363,412
IFB Ser. 06-123, Class UI, IO, 3.533s, 2037	1,880,709	146,930
IFB Ser. 05-82, Class SY, IO, 3.523s, 2035	10,908,563	729,510
IFB Ser. 07-15, Class BI, IO, 3.493s, 2037	3,029,089	246,986
IFB Ser. 06-126, Class CS, IO, 3.493s, 2037	309,294	24,928
IFB Ser. 06-16, Class SM, IO, 3.493s, 2036	1,429,312	122,333
IFB Ser. 05-95, Class CI, IO, 3.493s, 2035	3,222,490	301,931
IFB Ser. 05-84, Class SG, IO, 3.493s, 2035	5,293,537	449,951
IFB Ser. 05-57, Class NI, IO, 3.493s, 2035	954,035	74,600
IFB Ser. 05-83, Class QI, IO, 3.483s, 2035	877,334	71,844
IFB Ser. 06-128, Class GS, IO, 3.473s, 2037	1,826,907	159,485
FRB Ser. 07-95, Class A1, 3.457s, 2036	10,485,847	10,276,130
FRB Ser. 07-95, Class A2, 3.457s, 2036	49,341,000	45,887,130
FRB Ser. 07-95, Class A3, 3.457s, 2036	13,676,000	12,034,880
FRB Ser. 07-101, Class A2, 3.457s, 2036	22,411,172	21,514,725
IFB Ser. 06-114, Class IS, IO, 3.443s, 2036	2,190,543	177,381
IFB Ser. 06-115, Class IE, IO, 3.433s, 2036	1,647,461	140,947
IFB Ser. 06-117, Class SA, IO, 3.433s, 2036	2,441,393	187,702
IFB Ser. 06-121, Class SD, IO, 3.433s, 2036	1,952,852	142,802
IFB Ser. 06-109, Class SG, IO, 3.423s, 2036	1,527,629	114,572
IFB Ser. 06-104, Class SY, IO, 3.413s, 2036	162,278	11,980
IFB Ser. 06-109, Class SH, IO, 3.413s, 2036	2,250,517	201,372
IFB Ser. 07-W6, Class 4A2, IO, 3.393s, 2037	8,068,156	605,112
IFB Ser. 06-128, Class SC, IO, 3.393s, 2037	4,343,198	319,559
IFB Ser. 06-43, Class SI, IO, 3.393s, 2036	461,838	36,916
IFB Ser. 06-44, Class IS, IO, 3.393s, 2036	3,848,149	296,428
IFB Ser. 06-8, Class JH, IO, 3.393s, 2036	7,678,381	645,982
IFB Ser. 05-122, Class SG, IO, 3.393s, 2035	1,444,168	125,312
IFB Ser. 05-95, Class OI, IO, 3.383s, 2035	562,384	46,500
IFB Ser. 06-92, Class JI, IO, 3.373s, 2036	1,052,544	74,615
IFB Ser. 06-92, Class LI, IO, 3.373s, 2036	2,414,057	192,806
IFB Ser. 06-96, Class ES, IO, 3.373s, 2036	1,272,083	86,729
IFB Ser. 06-99, Class AS, IO, 3.373s, 2036	142,846	11,160
IFB Ser. 06-85, Class TS, IO, 3.353s, 2036	4,324,837	321,149
IFB Ser. 06-61, Class SE, IO, 3.343s, 2036	4,366,362	294,162
IFB Ser. 07-75, Class PI, IO, 3.333s, 2037	2,481,767	179,231
IFB Ser. 07-76, Class SA, IO, 3.333s, 2037	1,310,407	93,919
IFB Ser. 07-W7, Class 2A2, IO, 3.323s, 2037	6,875,010	536,447
IFB Ser. 07-88, Class MI, IO, 3.313s, 2037	205,669	13,896
IFB Ser. 08-10, Class AI, IO, 3.293s, 2038	56,280,425	2,873,425
IFB Ser. 07-116, Class IA, IO, 3.293s, 2037	9,916,176	706,528
IFB Ser. 07-103, Class AI, IO, 3.293s, 2037	11,914,051	863,769
IFB Ser. 07-1, Class NI, IO, 3.293s, 2037	2,730,190	204,445
IFB Ser. 03-124, Class ST, IO, 3.293s, 2034	1,625,124	115,163
IFB Ser. 07-15, Class NI, IO, 3.293s, 2022	2,849,898	181,681
IFB Ser. 08-3, Class SC, IO, 3.243s, 2038	216,776	16,707
IFB Ser. 07-109, Class XI, IO, 3.243s, 2037	1,369,194	112,653
IFB Ser. 07-109, Class YI, IO, 3.243s, 2037	2,667,969	192,043
IFB Ser. 07-88, Class JI, IO, 3.243s, 2037	4,087,516	313,954
IFB Ser. 07-54, Class KI, IO, 3.233s, 2037	1,338,565	77,622
IFB Ser. 07-30, Class JS, IO, 3.233s, 2037	4,316,348	312,935
IFB Ser. 07-30, Class LI, IO, 3.233s, 2037	3,244,570	266,749
IFB Ser. 07-106, Class SN, IO, 3.203s, 2037	2,651,173	189,434
IFB Ser. 07-54, Class IA, IO, 3.203s, 2037	2,407,166	191,201
IFB Ser. 07-54, Class IB, IO, 3.203s, 2037	2,407,166	191,201
IFB Ser. 07-54, Class IC, IO, 3.203s, 2037	2,407,166	191,201
IFB Ser. 07-54, Class ID, IO, 3.203s, 2037	2,407,166	191,201
IFB Ser. 07-54, Class IE, IO, 3.203s, 2037	2,407,166	191,201
IFB Ser. 07-54, Class IF, IO, 3.203s, 2037	3,577,892	291,181
IFB Ser. 07-54, Class NI, IO, 3.203s, 2037	1,021,944	85,193
IFB Ser. 07-54, Class UI, IO, 3.203s, 2037	2,623,517	209,433
IFB Ser. 07-109, Class AI, IO, 3.193s, 2037	1,081,568	75,034
IFB Ser. 07-91, Class AS, IO, 3.193s, 2037	1,682,044	127,151
IFB Ser. 07-91, Class HS, IO, 3.193s, 2037	1,792,882	126,832

COLLATERALIZED MORTGAGE	Principal
OBLIGATIONS (39.8%)* cont.	amount	Value

Fannie Mae
IFB Ser. 07-15, Class CI, IO, 3.173s, 2037	$8,131,422	$601,774
IFB Ser. 06-123, Class BI, IO, 3.173s, 2037	9,907,860	724,007
IFB Ser. 06-115, Class JI, IO, 3.173s, 2036	5,912,691	432,366
IFB Ser. 07-109, Class PI, IO, 3.143s, 2037	1,414,678	106,461
IFB Ser. 06-123, Class LI, IO, 3.113s, 2037	3,926,285	306,382
IFB Ser. 08-1, Class NI, IO, 3.043s, 2037	4,997,758	315,483
IFB Ser. 07-116, Class BI, IO, 3.043s, 2037	9,066,284	572,309
IFB Ser. 08-01, Class AI, IO, 3.043s, 2037	13,584,563	895,019
IFB Ser. 08-10, Class GI, IO, 3.023s, 2038	4,041,867	227,371
IFB Ser. 08-1, Class HI, IO, 2.993s, 2037	6,341,999	392,075
IFB Ser. 07-39, Class AI, IO, 2.913s, 2037	4,133,895	270,342
IFB Ser. 07-32, Class SD, IO, 2.903s, 2037	2,813,202	198,682
IFB Ser. 07-30, Class UI, IO, 2.893s, 2037	2,327,471	159,174
IFB Ser. 07-32, Class SC, IO, 2.893s, 2037	3,732,871	261,152
IFB Ser. 07-1, Class CI, IO, 2.893s, 2037	2,721,338	194,219
IFB Ser. 05-74, Class SE, IO, 2.893s, 2035	3,437,276	202,638
IFB Ser. 05-74, Class NI, IO, 2.873s, 2035	14,141,743	1,076,738
IFB Ser. 05-14, Class SE, IO, 2.843s, 2035	416,175	24,579
IFB Ser. 08-1, Class BI, IO, 2.703s, 2038	1,672,665	81,820
IFB Ser. 07-75, Class ID, IO, 2.663s, 2037	2,070,099	134,399
Ser. 03-W12, Class 2, IO, 2.221s, 2043	25,122,535	1,835,103
Ser. 08-33, Principle only (PO), zero %, 2038	302,646	220,932
Ser. 08-9, PO, zero %, 2038	217,379	161,948
Ser. 07-112, Class EO, PO, zero %, 2037	262,676	181,816
Ser. 07-89, Class PO, PO, zero %, 2037	496,954	385,684
Ser. 07-64, Class LO, PO, zero %, 2037	131,778	92,472
Ser. 07-47, Class B0, PO, zero %, 2037	79,655	62,931
Ser. 07-14, Class KO, PO, zero %, 2037	121,136	95,528
Ser. 06-125, Class MO, PO, zero %, 2037	215,622	173,440
Ser. 06-125, Class OX, PO, zero %, 2037	83,805	59,032
Ser. 06-116, Class OD, PO, zero %, 2036	81,094	66,158
Ser. 06-117, Class OA, PO, zero %, 2036	228,759	185,735
Ser. 06-81, Class OP, PO, zero %, 2036	115,868	93,283
Ser. 06-84, Class OT, PO, zero %, 2036	70,869	57,234
Ser. 06-56, Class XF, zero %, 2036	218,715	226,668
Ser. 06-46, Class OC, PO, zero %, 2036	76,183	60,191
Ser. 06-16, Class OG, PO, zero %, 2036	75,559	59,169
Ser. 04-38, Class AO, PO, zero %, 2034	2,320,911	1,613,033
Ser. 04-61, Class CO, PO, zero %, 2031	3,172,195	2,506,034
Ser. 07-15, Class IM, IO, zero %, 2009	2,566,213	187
Ser. 07-16, Class TS, IO, zero %, 2009	10,656,712	748
FRB Ser. 07-76, Class SF, zero %, 2037	133,885	138,927
FRB Ser. 06-115, Class SN, zero %, 2036	1,169,685	1,121,787
FRB Ser. 06-104, Class EK, zero %, 2036	108,096	106,871
FRB Ser. 05-117, Class GF, zero %, 2036	236,804	194,426
FRB Ser. 05-79, Class FE, zero %, 2035	554,660	568,027
FRB Ser. 05-45, Class FG, zero %, 2035	767,850	626,356
FRB Ser. 05-81, Class DF, zero %, 2033	255,310	251,892
FRB Ser. 06-1, Class HF, zero %, 2032	345,782	333,968
IFB Ser. 06-75, Class FY, zero %, 2036	482,953	523,025

Federal Home Loan Mortgage Corp.
Structured Pass-Through Securities
Ser. T-58, Class 4A, 7 1/2s, 2043	6,468,113	6,850,140
Ser. T-42, Class A5, 7 1/2s, 2042	212,697	219,985
Ser. T-60, Class 1A2, 7s, 2044	3,521,060	3,737,106
Ser. T-59, Class 1A2, 7s, 2043	3,581,837	3,835,033
Ser. T-55, Class 1A2, 7s, 2043	2,075,992	2,194,685
IFB Ser. T-56, Class 2ASI, IO,
4.893s, 2043	1,144,557	124,871

Freddie Mac
IFB Ser. 3360, Class SB, 28.74s, 2037	544,887	679,052
IFB Ser. 3339, Class WS, 27.947s, 2037	997,864	1,248,223
IFB Ser. 3339, Class JS, 26.666s, 2037	866,049	1,027,971
IFB Ser. 3202, Class PS, 24.315s, 2036	1,620,094	1,904,379
IFB Ser. 3349, Class SA, 24.075s, 2037	1,581,674	1,831,173
IFB Ser. 3331, Class SE, 24.075s, 2037	382,905	426,009

COLLATERALIZED MORTGAGE	Principal
OBLIGATIONS (39.8%)* cont.	amount	Value

Freddie Mac
IFB Ser. 3153, Class SX, 20.813s, 2036	$3,362,800	$3,889,933
IFB Ser. 3153, Class JS, 20.663s, 2036	111,230	127,846
IFB Ser. 3081, Class DC, 17.966s, 2035	1,181,559	1,255,384
IFB Ser. 3114, Class GK, 16.45s, 2036	802,261	853,773
IFB Ser. 3360, Class SC, 16.407s, 2037	1,117,678	1,096,631
IFB Ser. 3408, Class EK, 15.784s, 2037	268,622	271,186
IFB Ser. 2979, Class AS, 15.152s, 2034	593,100	615,782
IFB Ser. 3153, Class UT, 14.896s, 2036	2,072,442	2,101,794
IFB Ser. 3149, Class SU, 12.822s, 2036	774,907	747,534
IFB Ser. 3065, Class DC, 12.398s, 2035	1,956,308	1,890,967
IFB Ser. 3012, Class GP, 12.368s, 2035	1,213,983	1,233,876
IFB Ser. 3012, Class UP, 11.798s, 2035	89,002	91,267
IFB Ser. 3012, Class FS, 10.656s, 2035	96,441	97,165
IFB Ser. 3031, Class BS, 10.506s, 2035	2,547,509	2,398,959
IFB Ser. 248, IO, 5 1/2s, 2037	1,333,953	302,432
IFB Ser. 3184, Class SP, IO, 4.863s, 2033	2,559,349	212,193
IFB Ser. 2882, Class LS, IO, 4.713s, 2034	314,524	27,994
IFB Ser. 3203, Class SH, IO, 4.653s, 2036	1,453,325	148,681
IFB Ser. 2594, Class SE, IO, 4.563s, 2030	2,937,047	224,598
IFB Ser. 2828, Class TI, IO, 4.563s, 2030	1,647,860	124,028
IFB Ser. 3397, Class GS, IO, 4.513s, 2037	1,490,511	113,871
IFB Ser. 3297, Class BI, IO, 4.273s, 2037	6,905,404	601,488
IFB Ser. 3287, Class SD, IO, 4.263s, 2037	2,762,858	231,467
IFB Ser. 3281, Class BI, IO, 4.263s, 2037	1,326,875	122,024
IFB Ser. 3281, Class CI, IO, 4.263s, 2037	152,834	14,076
IFB Ser. 3249, Class SI, IO, 4.263s, 2036	1,163,754	93,901
IFB Ser. 3028, Class ES, IO, 4.263s, 2035	8,775,871	785,985
IFB Ser. 3042, Class SP, IO, 4.263s, 2035	1,942,397	141,932
IFB Ser. 3045, Class DI, IO, 4.243s, 2035	5,349,460	402,675
IFB Ser. 3136, Class NS, IO, 4.213s, 2036	5,125,266	397,259
IFB Ser. 3107, Class DC, IO, 4.213s, 2035	4,554,668	405,274
IFB Ser. 2950, Class SM, IO, 4.213s, 2016	1,010,014	84,474
IFB Ser. 3256, Class S, IO, 4.203s, 2036	2,779,747	232,804
IFB Ser. 3031, Class BI, IO, 4.202s, 2035	1,741,267	138,821
IFB Ser. 3244, Class SB, IO, 4.173s, 2036	1,909,355	134,491
IFB Ser. 3244, Class SG, IO, 4.173s, 2036	2,217,638	184,590
IFB Ser. 3236, Class IS, IO, 4.163s, 2036	3,450,604	252,325
IFB Ser. 3114, Class TS, IO, 4.163s, 2030	10,951,822	863,595
IFB Ser. 3128, Class JI, IO, 4.143s, 2036	5,738,878	469,871
IFB Ser. 3240, Class S, IO, 4.133s, 2036	6,826,324	574,940
IFB Ser. 3153, Class JI, IO, 4.133s, 2036	3,044,061	194,059
IFB Ser. 3065, Class DI, IO, 4.133s, 2035	1,358,039	106,064
IFB Ser. 3145, Class GI, IO, 4.113s, 2036	4,691,283	407,555
IFB Ser. 3114, Class GI, IO, 4.113s, 2036	1,922,697	140,591
IFB Ser. 3339, Class JI, IO, 4.103s, 2037	2,941,596	185,688
IFB Ser. 3218, Class AS, IO, 4.093s, 2036	2,298,911	179,384
IFB Ser. 3221, Class SI, IO, 4.093s, 2036	2,801,160	209,244
IFB Ser. 3202, Class PI, IO, 4.053s, 2036	7,731,897	620,392
IFB Ser. 3355, Class MI, IO, 4.013s, 2037	1,722,084	128,798
IFB Ser. 3201, Class SG, IO, 4.013s, 2036	3,535,840	267,433
IFB Ser. 3203, Class SE, IO, 4.013s, 2036	3,162,946	242,422
IFB Ser. 3171, Class PS, IO, 3.998s, 2036	560,356	43,778
IFB Ser. 3152, Class SY, IO, 3.993s, 2036	3,525,248	321,771
IFB Ser. 3284, Class BI, IO, 3.963s, 2037	2,167,276	155,474
IFB Ser. 3260, Class SA, IO, 3.963s, 2037	2,020,171	133,875
IFB Ser. 3199, Class S, IO, 3.963s, 2036	1,608,976	134,942
IFB Ser. 3284, Class LI, IO, 3.953s, 2037	4,552,341	345,327
IFB Ser. 3281, Class AI, IO, 3.943s, 2037	8,273,012	680,731
IFB Ser. 3012, Class UI, IO, 3.933s, 2035	3,088,099	225,106
IFB Ser. 3311, Class EI, IO, 3.923s, 2037	1,164,647	95,528
IFB Ser. 3311, Class IA, IO, 3.923s, 2037	3,411,098	290,582
IFB Ser. 3311, Class IB, IO, 3.923s, 2037	3,411,098	290,582
IFB Ser. 3311, Class IC, IO, 3.923s, 2037	3,411,098	290,582
IFB Ser. 3311, Class ID, IO, 3.923s, 2037	3,411,098	290,582
IFB Ser. 3311, Class IE, IO, 3.923s, 2037	4,829,244	411,389
IFB Ser. 3240, Class GS, IO, 3.893s, 2036	4,109,642	325,163

COLLATERALIZED MORTGAGE	Principal
OBLIGATIONS (39.8%)* cont.	amount	Value

Freddie Mac
IFB Ser. 3339, Class TI, IO, 3.653s, 2037	$3,194,768	$216,058
IFB Ser. 3284, Class CI, IO, 3.633s, 2037	6,253,107	428,400
IFB Ser. 3016, Class SQ, IO, 3.623s, 2035	3,507,877	191,797
IFB Ser. 3012, Class IG, IO, 3.593s, 2035	11,796,842	907,637
IFB Ser. 3397, Class SQ, IO, 3.483s, 2037	589,055	35,273
Ser. 3403, PO, zero %, 2037	92,186	74,379
Ser. 3369, Class BO, PO, zero %, 2037	87,490	61,102
Ser. 3327, Class IF, IO, zero %, 2037	901,998	202,950
Ser. 246, PO, zero %, 2037	343,860	279,440
Ser. 3391, PO, zero %, 2037	163,353	129,049
Ser. 3292, Class DO, PO, zero %, 2037	85,482	62,786
Ser. 3292, Class OA, PO, zero %, 2037	175,663	122,017
Ser. 3296, Class OK, PO, zero %, 2037	87,151	64,781
Ser. 3300, PO, zero %, 2037	1,588,618	1,231,179
Ser. 3252, Class LO, PO, zero %, 2036	150,951	120,316
Ser. 3255, Class CO, PO, zero %, 2036	380,951	313,255
Ser. 3218, Class AO, PO, zero %, 2036	81,447	66,248
Ser. 3206, Class EO, PO, zero %, 2036	73,109	59,481
Ser. 3175, Class MO, PO, zero %, 2036	642,571	510,475
Ser. 3210, PO, zero %, 2036	76,235	60,405
Ser. 3139, Class CO, PO, zero %, 2036	75,530	60,842
Ser. 2587, Class CO, PO, zero %, 2032	287,316	237,380
FRB Ser. 3349, Class DO, zero %, 2037	255,357	230,920
FRB Ser. 3326, Class XF, zero %, 2037	1,306,900	1,148,750
FRB Ser. 3326, Class YF, zero %, 2037	2,429,576	2,349,313
FRB Ser. 3263, Class TA, zero %, 2037	334,479	342,322
FRB Ser. 3241, Class FH, zero %, 2036	605,800	502,973
FRB Ser. 3231, Class XB, zero %, 2036	447,935	441,738
FRB Ser. 3283, Class HF, zero %, 2036	82,410	64,843
FRB Ser. 3231, Class X, zero %, 2036	531,737	557,182
FRB Ser. 3117, Class AF, zero %, 2036	144,324	153,437
FRB Ser. 3326, Class WF, zero %, 2035	3,022,635	2,525,354
FRB Ser. 3030, Class CF, zero %, 2035	877,803	709,916
FRB Ser. 3036, Class AS, zero %, 2035	149,268	131,713

Government National Mortgage Association
IFB Ser. 07-38, Class AS, 31.775s, 2037	2,019,261	2,543,023
IFB Ser. 06-34, Class SA, 20.415s, 2036	4,586,163	5,281,865
IFB Ser. 07-51, Class SP, 20.355s, 2037	707,860	816,411
IFB Ser. 07-44, Class SP, 19.787s, 2036	859,533	1,014,542
IFB Ser. 07-35, Class DK, 16.706s, 2035	324,224	367,789
IFB Ser. 05-84, Class SL, 12.54s, 2035	4,951,342	4,701,307
IFB Ser. 05-66, Class SP, 12.54s, 2035	2,263,589	2,226,460
IFB Ser. 05-68, Class DP, 10.417s, 2035	6,872,708	6,826,483
IFB Ser. 05-84, Class SB, 9.031s, 2035	3,927,164	3,776,752
IFB Ser. 05-7, Class NP, 8.8s, 2033	605,628	588,921
IFB Ser. 04-59, Class SC, IO, 4.712s, 2034	1,378,822	129,961
IFB Ser. 07-26, Class SD, IO, 4.312s, 2037	3,765,200	256,504
IFB Ser. 07-26, Class SL, IO, 4.312s, 2037	25,083,317	2,185,665
IFB Ser. 07-26, Class SM, IO, 4.312s, 2037	20,519,566	1,670,711
IFB Ser. 07-26, Class SN, IO, 4.312s, 2037	14,821,430	1,149,732
IFB Ser. 06-62, Class SI, IO, 4.193s, 2036	2,482,188	203,415
IFB Ser. 07-1, Class SL, IO, 4.173s, 2037	1,162,255	94,511
IFB Ser. 07-1, Class SM, IO, 4.163s, 2037	1,162,255	94,260
IFB Ser. 07-48, Class SB, IO, 4.162s, 2037	2,820,886	183,479
IFB Ser. 07-17, Class AI, IO, 4.062s, 2037	7,443,310	550,835
IFB Ser. 07-9, Class AI, IO, 4.012s, 2037	3,168,592	220,147
IFB Ser. 07-49, Class NY, IO, 3.913s, 2035	17,292,536	1,312,607
IFB Ser. 07-17, Class IC, IO, 3.762s, 2037	2,043,477	137,880
IFB Ser. 07-36, Class SW, IO, 3.713s, 2035	21,105,760	1,442,684
IFB Ser. 07-25, Class KS, IO, 3.712s, 2037	717,154	48,549
IFB Ser. 07-21, Class S, IO, 3.712s, 2037	4,340,786	257,300
IFB Ser. 07-31, Class AI, IO, 3.692s, 2037	2,023,959	165,483
IFB Ser. 07-26, Class SG, IO, 3.663s, 2037	3,685,810	291,446
IFB Ser. 07-9, Class BI, IO, 3.633s, 2037	7,555,340	512,920
IFB Ser. 07-31, Class CI, IO, 3.623s, 2037	2,037,154	140,019
IFB Ser. 07-25, Class SA, IO, 3.613s, 2037	2,635,079	182,827

COLLATERALIZED MORTGAGE	Principal
OBLIGATIONS (39.8%)* cont.	amount	Value

Government National Mortgage Association
IFB Ser. 07-25, Class SB, IO, 3.613s, 2037	$5,195,728	$357,259
IFB Ser. 07-22, Class S, IO, 3.613s, 2037	2,068,713	180,452
IFB Ser. 07-11, Class SA, IO, 3.613s, 2037	1,869,444	144,015
IFB Ser. 07-14, Class SB, IO, 3.613s, 2037	331,626	24,459
IFB Ser. 07-43, Class SC, IO, 3.612s, 2037	2,522,659	145,222
IFB Ser. 07-51, Class SJ, IO, 3.563s, 2037	2,223,635	181,002
IFB Ser. 07-58, Class PS, IO, 3.513s, 2037	2,252,576	175,462
IFB Ser. 07-59, Class PS, IO, 3.483s, 2037	1,748,051	127,211
IFB Ser. 07-59, Class SP, IO, 3.483s, 2037	15,996,742	1,188,174
IFB Ser. 07-68, Class PI, IO, 3.463s, 2037	1,254,803	90,612
IFB Ser. 06-38, Class SG, IO, 3.463s, 2033	7,727,095	476,648
IFB Ser. 07-53, Class SG, IO, 3.413s, 2037	1,338,447	85,130
IFB Ser. 08-3, Class SA, IO, 3.363s, 2038	4,428,641	270,994
IFB Ser. 07-64, Class AI, IO, 3.363s, 2037	76,409,921	4,626,009
IFB Ser. 07-53, Class ES, IO, 3.363s, 2037	1,888,425	104,968
IFB Ser. 08-4, Class SA, IO, 3.329s, 2038	9,150,553	562,512
IFB Ser. 07-67, Class SI, IO, 3.323s, 2037	27,453,848	1,559,269
IFB Ser. 07-9, Class DI, IO, 3.323s, 2037	3,815,067	229,324
IFB Ser. 07-57, Class QA, IO, 3.313s, 2037	4,502,777	283,121
IFB Ser. 07-58, Class SA, IO, 3.313s, 2037	3,554,559	208,315
IFB Ser. 07-58, Class SC, IO, 3.313s, 2037	3,264,328	178,932
IFB Ser. 07-61, Class SA, IO, 3.313s, 2037	2,387,625	144,843
IFB Ser. 07-53, Class SC, IO, 3.313s, 2037	2,144,322	114,841
IFB Ser. 07-53, Class SE, IO, 3.313s, 2037	34,969,327	2,257,162
IFB Ser. 06-28, Class GI, IO, 3.313s, 2035	2,426,794	152,935
IFB Ser. 07-58, Class SD, IO, 3.303s, 2037	3,199,012	175,406
IFB Ser. 07-59, Class SD, IO, 3.283s, 2037	26,235,638	1,496,533
IFB Ser. 05-65, Class SI, IO, 3.163s, 2035	14,389,935	895,961
IFB Ser. 06-7, Class SB, IO, 3.133s, 2036	9,634,481	574,678
IFB Ser. 05-82, Class KS, IO, 3.113s, 2035	6,350,261	416,253
IFB Ser. 07-17, Class IB, IO, 3.063s, 2037	1,493,675	79,204
IFB Ser. 06-10, Class SM, IO, 3.063s, 2036	12,765,330	840,451
IFB Ser. 06-14, Class S, IO, 3.063s, 2036	2,762,009	174,421
IFB Ser. 06-20, Class S, IO, 3.063s, 2036	11,326,045	708,773
IFB Ser. 06-11, Class ST, IO, 3.053s, 2036	1,680,734	99,418
IFB Ser. 07-26, Class SW, IO, 3.013s, 2037	18,924,233	1,083,185
IFB Ser. 07-27, Class SD, IO, 3.013s, 2037	1,833,807	106,656
IFB Ser. 07-19, Class SJ, IO, 3.013s, 2037	3,203,003	175,432
IFB Ser. 07-23, Class ST, IO, 3.013s, 2037	3,763,316	203,716
IFB Ser. 07-8, Class SA, IO, 3.013s, 2037	1,349,848	78,563
IFB Ser. 07-9, Class CI, IO, 3.013s, 2037	4,965,729	281,374
IFB Ser. 07-7, Class EI, IO, 3.013s, 2037	1,927,463	107,658
IFB Ser. 07-7, Class JI, IO, 3.013s, 2037	4,965,443	273,099
IFB Ser. 07-1, Class S, IO, 3.013s, 2037	4,107,166	225,787
IFB Ser. 07-3, Class SA, IO, 3.013s, 2037	3,925,837	219,655
IFB Ser. 07-73, Class MI, IO, 2.813s, 2037	22,118,646	985,629
IFB Ser. 07-67, Class EI, IO, 0.02s, 2037	14,849,535	11,446
IFB Ser. 07-67, Class GI, IO, 0.02s, 2037	43,482,064	33,459
Ser. 07-73, Class MO, PO, zero %, 2037	1,700,953	1,393,834
FRB Ser. 07-73, Class KI, IO, zero %, 2037	17,013,443	259,047
FRB Ser. 07-73, Class KM, zero %, 2037	1,701,735	1,724,988
FRB Ser. 07-49, Class UF, zero %, 2037	218,107	216,095
FRB Ser. 07-35, Class UF, zero %, 2037	355,701	358,086
FRB Ser. 07-22, Class TA, zero %, 2037	291,951	300,013

Greenwich Capital Commercial
Funding Corp. FRB Ser. 05-GG5,
Class A5, 5.224s, 2037	99,000	91,298

GS Mortgage Securities Corp. II
Ser. 06-GG6, Class A2, 5.506s, 2038	1,254,000	1,223,528
Ser. 05-GG4, Class A4, 4.761s, 2039	558,000	504,516

GSR Mortgage Loan Trust
Ser. 05-AR2, Class 2A1, 4.836s, 2035	4,851,003	4,074,842

COLLATERALIZED MORTGAGE	Principal
OBLIGATIONS (39.8%)* cont.	amount	Value

JPMorgan Chase Commercial Mortgage
Securities Corp.
FRB Ser. 07-LD12, Class AM, 6.261s, 2051	$313,000	$257,101
FRB Ser. 07-LD12, Class A3, 6.189s, 2051	991,000	928,755
FRB Ser. 07-LD11, Class AM, 6.007s, 2049	182,000	147,307
FRB Ser. 04-PNC1, Class A4, 5.539s, 2041	214,000	203,150
FRB Ser. 07-LDPX, Class AM, 5.464s, 2049	186,000	146,795
Ser. 07-LDPX, Class A3, 5.42s, 2049	8,865,000	7,633,563
Ser. 05-CB12, Class A4, 4.895s, 2037	562,000	509,959
Ser. 04-C3, Class A5, 4.878s, 2042	532,000	485,610

LB-UBS Commercial Mortgage Trust
Ser. 01-C3, Class A2, 6.365s, 2028	189,000	187,395
Ser. 07-C6, Class A2, 5.845s, 2012	313,000	293,919
FRB Ser. 04-C4, Class A4, 5.294s, 2029	103,000	95,728

Lehman Mortgage Trust
IFB Ser. 07-5, Class 4A3, 20.839s, 2037	1,561,728	1,405,555
IFB Ser. 07-5, Class 8A2, IO, 4.513s, 2036	3,019,105	269,428
Ser. 07-1, Class 3A2, IO, 4.043s, 2037	3,588,525	377,093
IFB Ser. 06-9, Class 3A2, IO, 4.023s, 2037	1,865,070	171,201
IFB Ser. 07-4, Class 3A2, IO, 3.993s, 2037	2,721,018	226,438
IFB Ser. 06-5, Class 2A2, IO, 3.943s, 2036	6,389,252	463,221
IFB Ser. 07-4, Class 2A2, IO, 3.463s, 2037	9,931,183	715,045
Ser. 06-9, Class 2A3, IO, 3.413s, 2036	5,760,655	458,489
IFB Ser. 06-9, Class 2A2, IO, 3.413s, 2037	4,320,986	337,879
IFB Ser. 06-8, Class 2A2, IO, 3.373s, 2036	19,789,674	1,385,277
IFB Ser. 06-7, Class 2A4, IO, 3.343s, 2036	5,884,339	411,904
IFB Ser. 06-7, Class 2A5, IO, 3.343s, 2036	6,450,290	451,520
IFB Ser. 06-6, Class 1A2, IO, 3.293s, 2036	2,689,672	188,277
IFB Ser. 06-6, Class 1A3, IO, 3.293s, 2036	4,757,756	333,043
IFB Ser. 07-5, Class 10A2, IO, 3.133s, 2037	5,452,316	354,401

Merrill Lynch Mortgage Trust
FRB Ser. 04-BPC1, Class A5, 4.855s, 2041	544,000	497,002
FRB Ser. 05-MCP1, Class A4, 4.747s, 2043	528,000	476,362

COLLATERALIZED MORTGAGE	Principal
OBLIGATIONS (39.8%)* cont.	amount	Value

Morgan Stanley Capital I
FRB Ser. 08-T29, Class A3, 6.458s, 2043	$634,000	$618,061
FRB Ser. 07-IQ14, Class AM, 5.877s, 2049	69,000	54,727
Ser. 05-HQ6, Class A4A, 4.989s, 2042	99,000	93,793

Permanent Financing PLC 144A FRB
Ser. 9A, Class 3A, 2.917s, 2033 (United Kingdom) 815,000		737,745

Permanent Master Issuer PLC FRB
Ser. 07-1, Class 4A, 2.871s, 2033
(United Kingdom)	981,000	935,629

Structured Adjustable Rate Mortgage Loan Trust
FRB Ser. 07-8, Class 1A2, 6 1/4s, 2037	8,859,276	5,669,937
FRB Ser. 05-18, Class 6A1, 5.256s, 2035	6,440,488	5,023,581
Ser. 04-20, Class 1A2, 5.192s, 2035	261,812	189,391

Structured Asset Securities Corp.
IFB Ser. 07-4, Class 1A3, IO, 2.541s, 2037	49,008,876	3,001,794
Ser. 07-4, Class 1A4, IO, 1s, 2037	51,918,134	1,218,373

Structured Asset Securities Corp.
144A Ser. 07-RF1, Class 1A, IO, 3.317s, 2037	7,840,495	343,022

Terwin Mortgage Trust 144A FRB
Ser. 06-9HGA, Class A1, 3.287s, 2037	1,440,960	1,341,822

Wachovia Bank Commercial Mortgage
Trust Ser. 07-C30, Class A3, 5.246s, 2043	796,000	735,086

Wells Fargo Mortgage Backed Securities Trust
Ser. 06-AR10, Class 3A1, 5.005s, 2036	827,898	676,742
Ser. 05-AR2, Class 2A1, 4.548s, 2035	4,019,576	3,299,224
Ser. 05-AR9, Class 1A2, 4.372s, 2035	172,261	89,576
Ser. 04-R, Class 2A1, 4.363s, 2034	3,898,645	3,594,520
Total collateralized mortgage obligations
(cost $462,915,657)		$483,749,849

PURCHASED OPTIONS OUTSTANDING (6.8%)*	Expiration date/	Contract
	strike price	amount	Value

Option on an interest rate swap with Deutschbank for the right to pay a fixed rate of 5.385%
versus the three month USD-LIBOR-BBA maturing April 16, 2019.	Apr-09/5.385	$174,122,000	$1,931,013

Option on an interest rate swap with Deutschbank for the right to receive a fixed rate
of 5.385% versus the three month USD-LIBOR-BBA maturing April 16, 2019.	Apr-09/5.385	174,122,000	12,951,194

Option on an interest rate swap with Goldman Sachs International for the right to receive a
fixed rate of 5.325% versus the three month USD-LIBOR-BBA maturing April 08, 2019.	Apr-09/5.325	164,692,000	11,628,902

Option on an interest rate swap with Goldman Sachs International for the right to pay a fixed
rate of 5.325% versus the three month USD-LIBOR-BBA maturing April 08, 2019.	Apr-09/5.325	164,692,000	1,636,528

Option on an interest rate swap with Goldman Sachs International for the right to receive a
fixed rate of 5.355% versus the three month USD-LIBOR-BBA maturing November 12, 2019.	Nov-09/5.355	84,411,000	5,961,949

Option on an interest rate swap with Goldman Sachs International for the right to pay a fixed
rate of 5.355% versus the three month USD-LIBOR-BBA maturing on November 12, 2019.	Nov-09/5.355	84,411,000	1,706,503

Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the right to receive a
fixed rate of 4.83% versus the three month USD-LIBOR-BBA maturing on November 10, 2018.	Nov-08/4.830	62,361,000	2,097,200

Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the right to pay a fixed
rate of 4.83% versus the three month USD-LIBOR-BBA maturing on November 10, 2018.	Nov-08/4.830	62,361,000	483,921

Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the right to pay a fixed
rate of 5.315% versus the three month USD-LIBOR-BBA maturing on April 08, 2019.	Apr-09/5.315	164,692,000	1,801,253

Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the right to receive a
fixed rate of 5.315% versus the three month USD-LIBOR-BBA maturing on April 08, 2019.	Apr-09/5.315	164,692,000	11,526,793

Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the right to pay a fixed
rate of 5.355% versus the three month USD-LIBOR-BBA maturing November 12, 2019.	Nov-09/5.355	84,411,000	1,817,369

Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the right to receive a
fixed rate of 5.355% versus the three month USD-LIBOR-BBA maturing on November 12, 2019.	Nov-09/5.355	84,411,000	5,961,949

Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the right to receive a
fixed rate of 5.355% versus the three month USD-LIBOR-BBA maturing on November 12, 2019.	Nov-09/5.355	213,467,000	15,068,636

PURCHASED OPTIONS OUTSTANDING (6.8%)* cont.	Expiration date/	Contract
	strike price	amount	Value

Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the right to pay a fixed
rate of 5.355% versus the three month USD-LIBOR-BBA maturing November 12, 2019.	Nov-09/5.355	$213,467,000	$4,589,541

Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the right to pay a fixed
rate of 5.03% versus the three month USD-LIBOR-BBA maturing on February 16, 2020.	Feb-10/5.03	34,320,000	1,203,602

Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the right to receive a
fixed rate of 5.03% versus the three month USD-LIBOR-BBA maturing on February 16, 2020.	Feb-10/5.03	34,320,000	1,888,630

Total purchased options outstandings (cost $62,327,700)			$82,254,983

ASSET-BACKED	Principal
SECURITIES (0.4%)*	amount	Value

Ace Securities Corp. FRB
Ser. 06-HE3, Class A2C, 3.357s, 2036	$32,000	$18,931

Argent Securities, Inc. FRB
Ser. 06-W4, Class A2C, 3.367s, 2036	100,000	60,500

Fremont Home Loan Trust FRB
Ser. 06-2, Class 2A3, 3.377s, 2036	131,000	95,630

GSAMP Trust FRB Ser. 06-HE5,
Class A2C, 3.357s, 2036	196,000	120,089

Lehman XS Trust
IFB Ser. 07-3, Class 4B, IO, 3.483s, 2037	3,853,198	251,694
FRB Ser. 07-6, Class 2A1, 3.417s, 2037	407,481	263,563

ASSET-BACKED	Principal
SECURITIES (0.4%)* cont.	amount	Value

Long Beach Mortgage Loan Trust FRB
Ser. 06-1, Class 2A3, 3.397s, 2036	$45,000	$33,750

Residential Asset Mortgage Products, Inc.
FRB Ser. 06-RZ2, Class A2, 3.377s, 2036	5,138,000	4,330,528
FRB Ser. 07-RZ1, Class A2, 3.367s, 2037	49,000	37,608

Securitized Asset Backed
Receivables, LLC FRB Ser. 07-NC2,
Class A2B, 3.347s, 2037	46,000	26,910

Soundview Home Equity Loan Trust
FRB Ser. 06-3, Class A3, 3.367s, 2036	196,000	157,052

Total asset-backed securities (cost $6,402,618)		$5,396,255

SHORT-TERM INVESTMENTS (31.5%)*	Principal amount/shares	Value

Federal Home Loan Bank, for an effective yield of 2.81%, July 14, 2009	$17,000,000	$16,631,298

Federal Home Loan Bank, for an effective yield of 2.35%, October 22, 2008	85,000,000	84,883,479

Federated Prime Obligations Fund	138,516,539	138,516,539

Interest in $194,500,000 joint triparty repurchase agreement dated September 30, 2008 with Bank of America Sec. LLC. due October 1, 2008 — maturity value of $126,707,919 for an effective yield of 2.25% (collateralized by various mortgage backed securities with a coupon rate
of 5.00% and a due date of August 1, 2033 valued at $198,390,000)	$126,700,000	126,700,000

U.S. Treasury Bills 0.30%, October 30, 2008 #	2,700,000	2,699,349

U.S. Treasury Bills 0.10%, October 9, 2008 #	14,000,000	13,999,689

Total short-term investments (cost $383,430,354)		$383,430,354

TOTAL INVESTMENTS

Total investments (cost $2,067,020,798)		$2,110,240,832

* Percentages indicated are based on net assets of $1,215,743,376.

# These securities were pledged and segregated with the custodian to cover margin requirements for futures contracts at September 30, 2008.

At September 30, 2008, liquid assets totaling $668,038,867 have been designated as collateral for open forward commitments.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

TBA after the name of a security represents to be announced securities (Note 1).

The rates shown on Floating Rate Bonds (FRB) are the current interest rates at September 30, 2008.

The dates shown on debt obligations are the original maturity dates.

Inverse Floating Rate Bonds (IFB) are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The interest rates shown are the current interest rates at September 30, 2008.

FUTURES CONTRACTS OUTSTANDING at 9/30/08	Number of		Expiration	Unrealized appreciation/
	contracts	Value	date	(depreciation)

Euro-Dollar 90 day (Short)	486	$117,806,400	Jun-09	$364,003

Euro-Dollar 90 day (Short)	1,511	365,945,313	Sep-09	562,653

Euro-Dollar 90 day (Short)	1,553	374,894,200	Dec-09	915,866

Euro-Dollar 90 day (Short)	82	19,762,000	Mar-10	(16,286)

U.S. Treasury Bond 20 yr (Long)	1,663	194,856,828	Dec-08	339,850

U.S. Treasury Note 2 yr (Short)	6,535	1,394,814,063	Dec-08	(8,705,190)

U.S. Treasury Note 5 yr (Short)	10,750	1,206,519,531	Dec-08	(5,969,984)

U.S. Treasury Note 10 yr (Long)	5,494	629,749,750	Dec-08	(546,187)

Total				$(13,055,275)

WRITTEN OPTIONS OUTSTANDING at 9/30/08 (premiums received $42,693,870)	Contract	Expiration date/
	amount	strike price	Value

Option on an interest rate swap with Bank of America, N.A. for the obligation to pay a fixed
rate of 5.89% versus the three month USD-LIBOR-BBA maturing on July 15, 2019.	$139,701,000	Jul-09/5.89	$14,745,441

Option on an interest rate swap with Bank of America, N.A. for the obligation to receive a fixed
rate of 5.89% versus the three month USD-LIBOR-BBA maturing on July 15, 2019.	139,701,000	Jul-09/5.89	1,160,915

Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the obligation to pay a fixed
rate of 5.00% versus the three month USD-LIBOR-BBA maturing on December 19, 2018.	33,865,000	Dec-08/5.00	1,618,408

Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the obligation to receive a
fixed rate of 5.00% versus the three month USD-LIBOR-BBA maturing on December 19, 2018.	33,865,000	Dec-08/5.00	323,411

Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the obligation to pay a
fixed rate of 5.32% versus the three month USD-LIBOR-BBA maturing on January 9, 2022.	391,998,000	Jan-12/5.32	27,236,021

Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the obligation to receive a
fixed rate of 5.32% versus the three month USD-LIBOR-BBA maturing on January 9, 2022.	391,998,000	Jan-12/5.32	17,541,911

Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the obligation to pay a fixed
rate of 5.51% versus the three month USD-LIBOR-BBA maturing on May 14, 2022.	1,473,000	May-12/5.51	113,421

Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the obligation to receive a
fixed rate of 5.51% versus the three month USD-LIBOR-BBA maturing on May 14, 2022.	1,473,000	May-12/5.51	60,422

Total			$62,799,950

TBA SALE COMMITMENTS OUTSTANDING at 9/30/08 (proceeds receivable $110,344,844)	Principal	Settlement
Agency	amount	date	Value

FNMA, 5s, October 1, 2038	$21,000,000	10/14/08	$20,438,905

FNMA, 5 1/2s, October 1, 2038	68,000,000	10/14/08	67,723,751

FNMA, 6s, October 1, 2038	21,000,000	10/14/08	21,252,655

Total			$109,415,311

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/08

		Upfront
		premium
Swap	Notional	received	Termination	Payments made by	Payments received by	Unrealized appreciation/
counterparty	amount	(paid)	date	fund per annum	fund per annum	(depreciation)

Bank of America, N.A.
	$95,668,000	$—	5/23/10	3 month USD-LIBOR-BBA	3.155%	$633,049

	59,300,000	—	7/18/13	4.14688%	3 month USD-LIBOR-BBA	(348,498)

	1,000,000	—	7/29/18	3 month USD-LIBOR-BBA	4.75%	25,105

	28,857,000	—	8/26/18	3 month USD-LIBOR-BBA	4.54375%	212,298

	429,688,000	—	9/10/10	3 month USD-LIBOR-BBA	3.22969%	(824,655)

	131,167,000	—	9/15/10	3.08%	3 month USD-LIBOR-BBA	635,358

	172,768,000	—	9/18/38	4.36125%	3 month USD-LIBOR-BBA	8,946,575

	2,000,000	—	9/19/18	3 month USD-LIBOR-BBA	4.07%	(64,488)

	107,524,000	335,632	10/1/18	3 month USD-LIBOR-BBA	4.30%	(1,320,238)

	261,042,000	—	9/24/09	3 month USD-LIBOR-BBA	4.7375%	3,889,381

	26,940,000	—	9/1/15	3 month USD-LIBOR-BBA	4.53%	443,030

	5,601,000	—	5/8/28	4.95%	3 month USD-LIBOR-BBA	(281,387)

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/08 cont.

			Upfront
			premium
Swap	Notional		received	Termination	Payments made by	Payments received by	Unrealized appreciation/
counterparty	amount		(paid)	date	fund per annum	fund per annum	(depreciation)

Citibank, N.A.
	$39,322,000		$—	4/3/18	4.18%	3 month USD-LIBOR-BBA	$347,251

	116,000,000		—	6/28/15	3 month USD-LIBOR-BBA	4.335%	1,572,791

	108,000,000		—	7/21/18	4.80625%	3 month USD-LIBOR-BBA	(3,220,883)

	66,593,000		—	8/26/10	3 month USD-LIBOR-BBA	3.34125%	22,496

	131,500,000		—	4/6/09	3 month USD-LIBOR-BBA	5.264%	3,645,620

	36,333,000		—	9/8/18	3 month USD-LIBOR-BBA	4.3152%	(417,885)

	97,969,000		—	9/10/10	3 month USD-LIBOR-BBA	3.1825%	(276,931)

	112,563,000		—	9/16/10	3.175%	3 month USD-LIBOR-BBA	340,116

	5,189,000		—	9/16/18	3 month USD-LIBOR-BBA	4.355%	(44,002)

	320,651,000		—	9/17/13	3 month USD-LIBOR-BBA	3.4975%	(7,998,661)

	167,009,000		—	9/18/38	4.45155%	3 month USD-LIBOR-BBA	6,217,936

	78,761,000		—	10/26/12	4.6275%	3 month USD-LIBOR-BBA	(3,124,476)

	64,673,000		—	11/9/17	5.0825%	3 month USD-LIBOR-BBA	(4,176,416)

	97,880,000		—	11/23/17	4.885%	3 month USD-LIBOR-BBA	(4,754,840)

	20,090,000		—	11/9/17	3 month USD-LIBOR-BBA	5.07641%	1,287,637

	406,233,000		—	12/24/09	3 month USD-LIBOR-BBA	3.8675%	7,161,493

	76,462,000		—	12/24/27	4.9425%	3 month USD-LIBOR-BBA	(3,456,507)

Credit Suisse International
	218,000		—	8/29/12	5.04556%	3 month USD-LIBOR-BBA	(9,396)

	97,902,000		—	9/18/38	4.41338%	3 month USD-LIBOR-BBA	4,246,492

	211,112,000		—	9/19/13	3.635%	3 month USD-LIBOR-BBA	4,099,619

	39,018,000		—	9/22/18	4.22%	3 month USD-LIBOR-BBA	804,002

	16,826,000	F	—	9/23/10	3 month USD-LIBOR-BBA	3.32%	(25,415)

	22,435,000	F	—	9/23/38	4.7375%	3 month USD-LIBOR-BBA	(221,023)

	4,935,000		—	9/28/16	5.10886%	3 month USD-LIBOR-BBA	(242,775)

Deutsche Bank AG
	53,000,000		—	7/10/13	3 month USD-LIBOR-BBA	4.149%	321,856

	319,758,000		—	9/24/10	3 month USD-LIBOR-BBA	3.395%	41,058

Goldman Sachs International
	20,776,000		—	3/11/38	5.029%	3 month USD-LIBOR-BBA	(1,159,680)

	232,062,000		—	3/14/13	3 month USD-LIBOR-BBA	3.37125%	(5,719,039)

	53,070,000		—	4/2/18	4.076%	3 month USD-LIBOR-BBA	923,331

	72,850,000		—	4/3/18	3 month USD-LIBOR-BBA	4.19%	(582,911)

	30,079,000		—	4/23/18	4.43%	3 month USD-LIBOR-BBA	(341,589)

	1,033,000		—	5/19/18	4.525%	3 month USD-LIBOR-BBA	(18,963)

	3,112,000		—	10/19/16	5.32413%	3 month USD-LIBOR-BBA	(256,554)

	23,700,000		—	7/25/09	5.327%	3 month USD-LIBOR-BBA	(491,473)

	263,665,000		—	11/20/08	5.16%	3 month USD-LIBOR-BBA	(4,898,456)

	59,363,000		—	11/20/26	3 month USD-LIBOR-BBA	5.261%	5,268,221

	256,010,000		—	11/21/08	5.0925%	3 month USD-LIBOR-BBA	(4,669,080)

	56,785,000		—	11/21/26	3 month USD-LIBOR-BBA	5.2075%	4,653,142

	8,486,000		—	12/20/16	3 month USD-LIBOR-BBA	5.074%	522,181

	80,460,000		—	1/8/12	3 month USD-LIBOR-BBA	4.98%	3,226,094

	150,000,000		—	11/6/09	4.365%	3 month USD-LIBOR-BBA	(3,784,291)

	2,510,000		—	11/9/17	3 month USD-LIBOR-BBA	5.071%	159,817

	5,187,000		—	5/3/16	5.565%	3 month USD-LIBOR-BBA	(504,060)

	63,528,600		—	9/19/09	3 month USD-LIBOR-BBA	4.763%	988,304

	122,399,100		—	9/21/09	3 month USD-LIBOR-BBA	4.60%	1,651,049

	34,089,300		—	9/21/17	5.149%	3 month USD-LIBOR-BBA	(1,846,151)

	1,370,000		—	11/9/17	3 month USD-LIBOR-BBA	5.08%	88,197

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/08 cont.

		Upfront
		premium
Swap	Notional	received	Termination	Payments made by	Payments received by	Unrealized appreciation/
counterparty	amount	(paid)	date	fund per annum	fund per annum	(depreciation)

JPMorgan Chase Bank, N.A.
	$12,154,000	$—	2/19/18	3 month USD-LIBOR-BBA	4.585%	$150,883

	8,838,000	—	3/5/18	4.325%	3 month USD-LIBOR-BBA	70,670

	23,290,000	—	3/7/18	4.45%	3 month USD-LIBOR-BBA	(37,837)

	12,985,000	—	3/11/38	5.0025%	3 month USD-LIBOR-BBA	(669,682)

	46,257,000	—	3/11/38	5.03%	3 month USD-LIBOR-BBA	(2,588,950)

	22,877,000	—	3/14/18	4.775%	3 month USD-LIBOR-BBA	(610,803)

	522,558,000	—	3/22/10	3 month USD-LIBOR-BBA	2.23%	(7,730,429)

	172,502,000	—	3/26/10	3 month USD-LIBOR-BBA	2.33375%	(2,414,800)

	22,000,000	—	1/17/16	4.946%	3 month USD-LIBOR-BBA	(944,418)

	3,373,000	—	9/18/16	5.291%	3 month USD-LIBOR-BBA	(216,587)

	10,001,000	—	5/7/13	3.9325%	3 month USD-LIBOR-BBA	(73,101)

	156,701,000	—	5/16/18	4.53%	3 month USD-LIBOR-BBA	(2,986,230)

	159,447,000	—	5/23/10	3 month USD-LIBOR-BBA	3.16%	1,070,675

	31,000,000	—	6/13/13	4.47%	3 month USD-LIBOR-BBA	(966,804)

	14,100,000	—	6/27/17	3 month USD-LIBOR-BBA	5.712%	1,520,055

	53,690,000	—	10/10/13	5.054%	3 month USD-LIBOR-BBA	(3,233,427)

	74,700,000	—	10/10/13	5.09%	3 month USD-LIBOR-BBA	(4,646,714)

	24,000,000	—	6/27/18	3 month USD-LIBOR-BBA	4.8305%	955,766

	58,000,000	—	7/10/13	3 month USD-LIBOR-BBA	4.176%	423,603

	145,200,000	—	7/15/13	3 month USD-LIBOR-BBA	4.012%	(38,708)

	81,179,000	—	7/16/10	3 month USD-LIBOR-BBA	3.384%	97,508

	40,664,000	—	7/22/10	3 month USD-LIBOR-BBA	3.565%	191,900

	362,476,000	—	7/28/10	3 month USD-LIBOR-BBA	3.5141%	1,353,176

	315,948,000	—	8/28/18	5.395%	3 month USD-LIBOR-BBA	(24,177,009)

	406,381,000	—	9/15/10	3.11%	3 month USD-LIBOR-BBA	1,731,409

	59,195,000	—	11/20/26	3 month USD-LIBOR-BBA	5.266%	5,290,497

	94,588,000	—	9/15/18	4.2145%	3 month USD-LIBOR-BBA	1,876,594

	13,500,000	—	3/30/16	3 month USD-LIBOR-BBA	5.2755%	806,248

	7,464,000	—	12/19/16	5.0595%	3 month USD-LIBOR-BBA	(453,172)

	31,579,000	—	1/19/09	5.24%	3 month USD-LIBOR-BBA	(276,202)

	180,867,000	—	1/31/17	3 month USD-LIBOR-BBA	5.415%	13,701,642

	75,863,000	—	3/8/17	3 month USD-LIBOR-BBA	5.28%	4,926,153

	7,925,000	—	8/2/15	3 month USD-LIBOR-BBA	4.6570%	197,939

	19,300,000	—	8/13/12	3 month USD-LIBOR-BBA	5.2%	947,767

	430,000	—	8/29/17	5.263%	3 month USD-LIBOR-BBA	(27,779)

	48,000,000	—	9/11/09	3 month USD-LIBOR-BBA	4.643%	709,143

	26,000,000	—	9/11/17	3 month USD-LIBOR-BBA	5.01%	1,175,400

	38,670,000	—	9/11/27	5.27%	3 month USD-LIBOR-BBA	(2,984,247)

	122,399,100	—	9/21/09	3 month USD-LIBOR-BBA	4.6125%	1,666,120

	34,089,300	—	9/21/17	5.15%	3 month USD-LIBOR-BBA	(1,848,886)

	62,935,000	—	11/9/09	4.3975%	3 month USD-LIBOR-BBA	(1,632,250)

	64,673,000	—	11/9/17	5.0895%	3 month USD-LIBOR-BBA	(4,212,479)

	702,353,000	—	12/11/17	3 month USD-LIBOR-BBA	4.65%	20,596,024

	76,462,000	—	12/24/27	4.9675%	3 month USD-LIBOR-BBA	(3,704,807)

	15,900,000	—	8/4/16	3 month USD-LIBOR-BBA	5.5195%	1,295,249

	65,600,000	—	9/2/15	3 month USD-LIBOR-BBA	4.4505%	764,306

	65,000,000	—	10/21/15	4.916%	3 month USD-LIBOR-BBA	(3,469,465)

	59,064,000	—	1/18/18	4.27625%	3 month USD-LIBOR-BBA	635,576

	68,587,000	—	1/24/18	4.135%	3 month USD-LIBOR-BBA	1,512,603

	91,449,000	—	1/24/18	4.175%	3 month USD-LIBOR-BBA	1,731,069

	91,449,000	—	1/24/18	4.1625%	3 month USD-LIBOR-BBA	1,820,073

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/08 cont.

		Upfront
		premium
Swap	Notional	received	Termination	Payments made by	Payments received by	Unrealized appreciation/
counterparty	amount	(paid)	date	fund per annum	fund per annum	(depreciation)

JPMorgan Chase Bank, N.A. cont.
	$109,336,000	$—	1/31/18	3 month USD-LIBOR-BBA	4.25%	$(1,425,597)

	129,145,000	—	2/5/18	4.22%	3 month USD-LIBOR-BBA	2,021,810

	600,000	—	4/17/09	5.12%	3 month USD-LIBOR-BBA	(15,705)

Merrill Lynch Capital Services, Inc.
	31,407,000	—	9/16/38	4.66%	3 month USD-LIBOR-BBA	107,186

	78,761,000	—	10/26/12	4.6165%	3 month USD-LIBOR-BBA	(3,087,715)

	50,776,000	—	7/22/10	3 month USD-LIBOR-BBA	3.5375%	212,572

Morgan Stanley Capital Services, Inc.
	147,000	—	8/29/17	5.26021%	3 month USD-LIBOR-BBA	(9,467)

	2,915,000	—	2/20/17	5.192%	3 month USD-LIBOR-BBA	(172,026)

Total						$2,197,096

F Is valued at fair value following procedures approved by the Trustees.

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/08

			Termi-
Swap	Notional		nation	Fixed payments received (paid)	Total return received by	Unrealized
counterparty	amount		date	by fund per annum	or paid by fund	depreciation

Goldman Sachs International	$33,040,000	1F	12/2/08	20 bp plus change in spread of Banc of America	The spread return of Banc of	$(1,503,650)
				Securities AAA 10 year Index multiplied by the	America Securities CMBS AAA
				modified duration factor	10 year Index

Merrill Lynch Capital Services	643,813,457		10/14/08	(2.87%) 5.00%	FNMA 5.00% 30 YR TBA	(5,732,959)

Total						$(7,236,609)

F Is valued at fair value following procedures approved by the Trustees.

1 Fund receives the net fixed and total return payment if positive and pays the net fixed and total return payment if negative.

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 9/30/08

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $2,067,020,798)	$2,110,240,832

Cash	17,965,910

Interest and other receivables	6,575,859

Receivable for shares of the fund sold	2,201,865

Receivable for securities sold	23,928,585

Receivable for sales of delayed delivery securities (Note 1)	110,563,316

Receivable from Manager (Note 2)	75,970

Unrealized appreciation on swap contracts (Note 1)	131,933,115

Receivable for variation margin (Note 1)	17,631,944

Receivable for open swap contracts (Note 1)	335,632

Total assets	2,421,453,028

LIABILITIES

Payable for securities purchased	42,249,816

Payable for purchases of delayed delivery securities (Note 1)	780,538,808

Payable for shares of the fund repurchased	8,978,495

Payable for compensation of Manager (Notes 2 and 5)	1,573,090

Payable for investor servicing fees (Note 2)	175,758

Payable for Trustee compensation and expenses (Note 2)	357,651

Payable for administrative services (Note 2)	2,505

Payable for distribution fees (Note 2)	804,084

Payable for closed swap contracts (Note 1)	60,856,798

Payable for receivable purchase agreement (Note 2)	515,966

Written options outstanding, at value
(premiums received $42,693,870) (Notes 1 and 3)	62,799,950

Unrealized depreciation on swap contracts (Note 1)	136,972,628

Premiums received on swap contracts (Note 1)	335,632

TBA sales commitments, at value
(proceeds receivable $110,344,844) (Note 1)	109,415,311

Other accrued expenses	133,160

Total liabilities	1,205,709,652

Net assets	$1,215,743,376

REPRESENTED BY

Paid-in capital (Unlimited shares authorized)
(Notes 1, 4 and 6)	$1,305,800,473

Undistributed net investment income (Notes 1 and 6)	32,588,826

Accumulated net realized loss on investments (Notes 1 and 6)	(129,334,985)

Net unrealized appreciation of investments (Note 6)	6,689,062

Total — Representing net assets applicable to
capital shares outstanding	$1,215,743,376

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($1,057,520,108 divided by 83,413,633 shares)	$12.68

Offering price per class A share (100/96.00 of $12.68)*	$13.21

Net asset value and offering price per class B share
($85,571,263 divided by 6,782,831 shares)**	$12.62

Net asset value and offering price per class C share
($29,634,867 divided by 2,341,456 shares)**	$12.66

Net asset value and redemption price per class M share
($27,626,557 divided by 2,178,514 shares)	$12.68

Offering price per class M share (100/96.75 of $12.68)***	$13.11

Net asset value, offering price and redemption price per class R share
($2,650,855 divided by 209,698 shares)	$12.64

Net asset value, offering price and redemption price per class Y share
($12,739,726 divided by 1,007,790 shares)	$12.64

  * On single retail sales of less than $100,000. On sales of $100,000 or more the offering price is reduced.

 ** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

*** On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of operations Year ended 9/30/08

INVESTMENT INCOME

Interest (including interest income of $3,658,695 from
investments in affiliated issuers) (Note 5)	$82,977,168

EXPENSES

Compensation of Manager (Note 2)	6,488,143

Investor servicing fees (Note 2)	2,187,056

Custodian fees (Note 2)	94,668

Trustee compensation and expenses (Note 2)	59,229

Administrative services (Note 2)	38,208

Distribution fees — Class A (Note 2)	2,806,343

Distribution fees — Class B (Note 2)	982,883

Distribution fees — Class C (Note 2)	274,270

Distribution fees — Class M (Note 2)	148,912

Distribution fees — Class R (Note 2)	9,377

Other	499,273

Non-recurring costs (Notes 2 and 7)	2,203

Costs assumed by Manager (Notes 2 and 7)	(2,203)

Fees waived and reimbursed by Manager (Notes 2 and 5)	(146,604)

Total expenses	13,441,758

Expense reduction (Note 2)	(300,425)

Net expenses	13,141,333

Net investment income	69,835,835

Net realized gain on investments (Notes 1 and 3)	47,909,970

Net increase from payments from affiliates (Note 2)	1,946,961

Net realized loss on swap contracts (Note 1)	(86,691,141)

Net realized loss on futures contracts (Note 1)	(30,969,174)

Net realized loss on written options (Notes 1 and 3)	(26,054,184)

Net unrealized appreciation of investments, futures contracts, swap contracts, written options, and TBA sale commitments
during the year (Note 6)	31,392,871

Net loss on investments	(62,464,697)

Net increase in net assets resulting from operations	$7,371,138

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS
	Year ended	Year ended
	9/30/08	9/30/07

Operations:

Net investment income	$69,835,835	$49,883,086

Net realized gain (loss) on investments	(93,857,568)	18,650,241

Net unrealized appreciation (depreciation)
of investments	31,392,871	(8,589,486)

Net increase in net assets resulting
from operations	7,371,138	59,943,841

Distributions to shareholders (Note 1):

From ordinary income

Net investment income

Class A	(48,767,107)	(42,302,837)

Class B	(3,652,048)	(3,666,625)

Class C	(984,611)	(515,157)

Class M	(1,249,682)	(1,140,914)

Class R	(77,156)	(20,982)

Class Y	(541,446)	(195,659)

Redemption fees (Note 1)	23,606	6,485

Increase (decrease) from capital share
transactions (Notes 4 and 6)	162,007,820	(163,528,008)

Total increase (decrease) in net assets	114,130,514	(151,419,856)

NET ASSETS

Beginning of year	1,101,612,862	1,253,032,718

End of year (including undistributed net
investment income of $32,588,826 and
$18,419,564, respectively)	$1,215,743,376	$1,101,612,862

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:					RATIOS AND SUPPLEMENTAL DATA:

												Ratio of net
			Net realized and	Total from					Total return	Net assets,	Ratio of expenses	investment income
	Net asset value,	Net investment	unrealized gain (loss)	investment	From net investment	Total	Redemption	Net asset value,	at net asset	end of period	to average	(loss) to average	Portfolio
Period ended	beginning of period	income (loss) [a]	on investments	operations	income	distributions	fees [b]	end of period	value (%) [c]	(in thousands)	net assets (%) [d]	net assets (%)	turnover (%) [e]

Class A
September 30, 2008	$13.17	.73 [f]	(.63) [g]	.10	(.59)	(.59)	—	$12.68	.60 [g]	$1,057,520	.96 [f]	5.47 [f]	270.58
September 30, 2007	13.03	.57 [f]	.12	.69	(.55)	(.55)	—	13.17	5.41	968,106	.99 [f]	4.37 [f]	252.54
September 30, 2006	13.15	.52	(.10)	.42	(.54)	(.54)	—	13.03	3.30	1,068,197	.94 [h]	4.02 [h]	579.42
September 30, 2005	13.24	.37	(.05)	.32	(.41)	(.41)	—	13.15	2.43	1,255,038.94		2.83	781.82
September 30, 2004	13.20	.42	(.06)	.36	(.32)	(.32)	—	13.24	2.81	1,441,252.94		3.24	198.47

Class B
September 30, 2008	$13.10	.63 [f]	(.62) [g]	.01	(.49)	(.49)	—	$12.62	(.06) [g]	$85,571	1.67 [f]	4.78 [f]	270.58
September 30, 2007	12.96	.47 [f]	.12	.59	(.45)	(.45)	—	13.10	4.63	84,146	1.74 [f]	3.62 [f]	252.54
September 30, 2006	13.08	.42	(.10)	.32	(.44)	(.44)	—	12.96	2.52	132,827	1.69 [h]	3.29 [h]	579.42
September 30, 2005	13.17	.27	(.05)	.22	(.31)	(.31)	—	13.08	1.64	205,275	1.69	2.07	781.82
September 30, 2004	13.12	.32	(.05)	.27	(.22)	(.22)	—	13.17	2.12	297,159	1.69	2.46	198.47

Class C
September 30, 2008	$13.15	.63 [f]	(.63) [g]	— [b]	(.49)	(.49)	—	$12.66	(.13) [g]	$29,635	1.71 [f]	4.73 [f]	270.58
September 30, 2007	13.01	.47 [f]	.12	.59	(.45)	(.45)	—	13.15	4.62	16,713	1.74 [f]	3.62 [f]	252.54
September 30, 2006	13.13	.43	(.11)	.32	(.44)	(.44)	—	13.01	2.50	15,985	1.69 [h]	3.28 [h]	579.42
September 30, 2005	13.22	.27	(.05)	.22	(.31)	(.31)	—	13.13	1.64	19,784	1.69	2.08	781.82
September 30, 2004	13.17	.32	(.05)	.27	(.22)	(.22)	—	13.22	2.08	26,181	1.69	2.44	198.47

Class M
September 30, 2008	$13.16	.70 [f]	(.63) [g]	.07	(.55)	(.55)	—	$12.68	.42 [g]	$27,627	1.20 [f]	5.23 [f]	270.58
September 30, 2007	13.02	.54 [f]	.11	.65	(.51)	(.51)	—	13.16	5.12	27,563	1.24 [f]	4.12 [f]	252.54
September 30, 2006	13.13	.49	(.10)	.39	(.50)	(.50)	—	13.02	3.10	31,087	1.19 [h]	3.78 [h]	579.42
September 30, 2005	13.23	.34	(.07)	.27	(.37)	(.37)	—	13.13	2.08	39,845	1.19	2.58	781.82
September 30, 2004	13.18	.39	(.05)	.34	(.29)	(.29)	—	13.23	2.61	50,649	1.19	2.99	198.47

Class R
September 30, 2008	$13.16	.70 [f]	(.67) [g]	.03	(.55)	(.55)	—	$12.64	.12 [g]	$2,651	1.21 [f]	5.22 [f]	270.58
September 30, 2007	13.02	.54 [f]	.12	.66	(.52)	(.52)	—	13.16	5.16	627	1.24 [f]	4.12 [f]	252.54
September 30, 2006	13.14	.48	(.09)	.39	(.51)	(.51)	—	13.02	3.04	396	1.19 [h]	3.73 [h]	579.42
September 30, 2005	13.24	.35	(.07)	.28	(.38)	(.38)	—	13.14	2.14	166	1.19	2.60	781.82
September 30, 2004	13.20	.39	(.06)	.33	(.29)	(.29)	—	13.24	2.54	44	1.19	2.98	198.47

Class Y
September 30, 2008	$13.13	.77 [f]	(.64) [g]	.13	(.62)	(.62)	—	$12.64	.87 [g]	$12,740	.71 [f]	5.76 [f]	270.58
September 30, 2007	13.00	.60 [f]	.11	.71	(.58)	(.58)	—	13.13	5.64	4,458	.74 [f]	4.62 [f]	252.54
September 30, 2006	13.12	.55	(.09)	.46	(.58)	(.58)	—	13.00	3.60	4,542	.69 [h]	4.23 [h]	579.42
September 30, 2005	13.22	.40	(.06)	.34	(.44)	(.44)	—	13.12	2.64	12,603.69		3.05	781.82
September 30, 2004	13.18	.46	(.06)	.40	(.36)	(.36)	—	13.22	3.09	26,829.69		3.45	198.47

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Amount represents less than $0.01 per share.

c Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

d Includes amounts paid through expense offset arrangements (Note 2).

e Portfolio turnover excludes dollar roll transactions.

f Reflects an involuntary contractual expense limitation and/or waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund in effect during the period. As a result of such limitation and/ or waivers, the expenses of each class reflect a reduction of the following amounts (Notes 2 and 5):

Percentage of average net assets
September 30, 2008	0.01%

September 30, 2007	0.01

g Reflects a non-recurring reimbursement from Putnam Management relating to the misidentification, in 2006, of the characteristics of certain securities in the fund’s portfolio, which amounted to $0.02 per share (Note 2).

h Reflects a non-recurring reimbursement from Putnam Investments relating to the calculation of certain amounts paid by the fund to Putnam in previous years for transfer agent services, which amounted to less than $0.01 per share and 0.02% of average net assets for the period ended September 30, 2006.

The accompanying notes are an integral part of these financial statements.

32	33

Notes to financial statements 9/30/08

Note 1: Significant accounting policies

Putnam U.S. Government Income Trust (the “fund”), a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund’s investment objective is to seek as high a level of current income as is consistent with preservation of capital by investing mainly in securities which have short to long-term maturities and are backed by the full faith and credit of the United States or by the credit of the issuing U.S. government agency. The fund may invest a significant portion of their assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 4.00% and 3.25%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are offered to qualified employee-benefit plans, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs.

A 1.00% redemption fee may apply on any shares that are redeemed (either by selling or exchanging into another fund) within 7 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments, including mortgage backed securities, are valued on the basis of valuations provided by an independent pricing service approved by the Trustees or dealers selected by Putnam Investment Management, LLC (“Putnam Management”), the fund’s manager, a wholly-owned subsidiary of Putnam, LLC. Such service providers use information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. Certain investments, including certain restricted securities and derivatives, are also valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and does not reflect an actual market price, which may be different by a material amount.

B) Joint trading account Pursuant to an exemptive order from the Securities and Exchange Commission (the “SEC”), the fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis. Interest income is recorded on the accrual basis. All premiums/ discounts are amortized/accreted on a yield-to-maturity basis.

Securities purchased or sold on a delayed delivery basis may be settled a month or more after the trade date; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

E) Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The market value of these securities is highly sensitive to changes in interest rates.

F) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns, owned or expects to purchase, or for other investment purposes. The fund may also write options on swaps or securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

G) Total return swap contracts The fund may enter into total return swap contracts, which are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount. To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. Total return swap contracts are marked to market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain total return swap contracts may include extended effective dates. Payments related to these swap contracts is accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities. Total return swap contracts outstanding at period end, if any, are listed after the fund’s portfolio.

H) Interest rate swap contracts The fund may enter into interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to manage the fund’s exposure to interest rates. An interest rate swap can be purchased or sold with an upfront premium. An upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain interest rate swap contracts may include extended effective dates. Payments related to these swap contracts is accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities. Interest rate swap contracts outstanding at period end, if any, are listed after the fund’s portfolio.

I) TBA purchase commitments The fund may enter into “TBA” (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund’s other assets. Unsettled TBA purchase commitments are valued at fair value of the underlying securities, according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in market value is recorded by the fund as an unrealized gain or loss.

Although the fund will generally enter into TBA purchase commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if Putnam Management deems it appropriate to do so.

J) TBA sale commitments The fund may enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as “cover” for the transaction.

Unsettled TBA sale commitments are valued at the fair value of the underlying securities, generally according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in market value is recorded by the fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into. TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

K) Dollar rolls To enhance returns, the fund may enter into dollar rolls (principally using TBAs) in which the fund sells securities for delivery in the current month and simultaneously contracts to purchase similar securities on a specified future date. During the period between the sale and subsequent purchase, the fund will not be entitled to receive income and principal payments on the securities sold. The fund will, however, retain the difference between the initial sales price and the forward price for the future purchase. The fund will also be able to earn interest on the cash proceeds that are received from the initial sale, on settlement date. The fund may be exposed to market or credit risk if the price of the security changes unfavorably or the counterparty fails to perform under the terms of the agreement.

L) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At September 30, 2008, the fund had a capital loss carryover of $32,417,310 available to the extent allowed by the Code to offset future net capital gain, if any. The amount of the carryover and the expiration dates are:

Loss Carryover	Expiration

$18,470,656	September 30, 2009

13,946,654	September 30, 2014

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer to its fiscal year ending September 30, 2009 $106,442,150 of losses recognized during the period November 1, 2007 to September 30, 2008 a portion of which could be limited by Section 381 of the Code.

M) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date.

Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences of losses on wash sale transactions, post-October loss deferrals, unrealized gains and losses on certain futures contracts, swaps and interest only securities. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended September 30, 2008, the fund reclassified $2,645,831 to decrease undistributed net investment income and $2,306,709 to increase paid-in-capital, with a decrease to accumulated net realized losses of $339,122.

The tax basis components of distributable earnings and the federal tax cost as of September 30, 2008 were as follows:

Unrealized appreciation	$81,695,573
Unrealized depreciation	(42,007,755)

Net unrealized appreciation	39,687,818
Undistributed ordinary income	28,421,939
Capital loss carryforward	(32,417,310)
Post-October loss	(106,442,150)

Cost for federal income tax purposes	$2,070,553,014

Note 2: Management fee, administrative services
and other transactions

The fund pays Putnam Management for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.57% of the first $500 million of average net assets, 0.475% of the next $500 million, 0.4275% of the next $500 million and 0.38% thereafter.

Putnam Management has agreed to waive fees and reimburse expenses of the fund through June 30, 2009 to the extent necessary to ensure that the fund’s expenses do not exceed the simple average of the expenses of all front-end load funds viewed by Lipper Inc. as having the same investment classification or objective as the fund. The expense reimbursement is based on a comparison of the fund’s expenses with the average annualized operating expenses of the funds in its Lipper peer group for each calendar quarter during the fund’s last fiscal year, excluding 12b-1 fees and without giving effect to any expense offset and brokerage/service arrangements that may reduce fund expenses.

Putnam Management has further agreed to waive fees and reimburse expenses of the fund for the period from July 1, 2008 through June 30, 2009 to the extent necessary to ensure that the fund’s expenses do not exceed the simple average of the expenses of a custom group of competitive funds selected by Lipper Inc. based on the size of the fund. The expense reimbursement is based on a comparison of the fund’s total expenses with the average operating expenses of the funds in this Lipper custom peer group for their respective 2007 fiscal years , excluding 12b-1 fees and after adjustment for certain expense offset and brokerage/service arrangements that reduced expenses of the fund.

For the year ended September 30, 2008, the fund’s expenses were limited to the lower of the limits specified above and accordingly, Putnam Management waived $38,875 of its management fee from the fund.

For the year ended September 30, 2008, Putnam Management has assumed $2,203 of legal, shareholder servicing and communication, audit and Trustee fees incurred by the fund in connection with certain legal and regulatory matters (including those described in Note 7).

In October 2007, Putnam Management agreed to reimburse the fund in the amount of $1,946,961 in connection with the misidentification in 2006 of the characteristics of certain securities in the fund’s portfolio.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

On September 26, 2008, the fund entered into an Agreement with another registered investment company (each a “Seller”) managed by Putnam Management. Under the Agreements, the Seller sold to the fund the right to receive, in the aggregate, $2,002,118 in net payments from Lehman Brothers Special Financing, Inc. in connection with certain terminated derivatives transactions (the “Receivable”), in exchange for an initial payment plus (or minus) additional amounts based on the fund’s ultimate realized gain (or loss) with respect to the Receivable. The Receivable will be offset against the fund’s net payable to Lehman Brothers Special Financing, Inc. The Agreement, which is included in the statement of assets and liabilities, is valued at fair value following procedures approved by the Trustees. All remaining payments under the agreement will be recorded as realized gain or loss.

Custodial services for the fund’s assets were provided by Putnam Fiduciary Trust Company (“PFTC”), an affiliate of Putnam Management, and by State Street Bank and Trust Company (“State Street”). Custody fees are based on the fund’s asset level, the number of its security holdings, transaction volumes and with respect to PFTC, certain fees related to the transition of assets to State Street. Putnam Investor Services, a division of PFTC, provided investor servicing agent functions to the fund. Putnam Investor Services received fees for investor servicing, subject to certain limitations, based on the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. During the year ended September 30, 2008, the fund incurred $2,205,530 for custody and investor servicing agent functions provided by PFTC.

The fund has entered into expense offset arrangements with PFTC and State Street whereby PFTC’s and State Street’s fees are reduced by credits allowed on cash balances. For the year ended September 30, 2008, the fund’s expenses were reduced by $300,425 under the expense offset arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $577, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings and industry seminars and for certain compliance-related matters. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the “Deferral Plan”) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the “Pension Plan”) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the “Plans”) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, and 0.50% of the average net assets attributable to class A, class C and class R shares, respectively. For class B shares, the annual payment rate will equal the weighted average of (i) 0.85% on the net assets of Putnam Limited Duration Government Income Fund attributable to class B shares existing on November 9, 2007; and (ii) 1.00% on all other net assets of Putnam U.S. Government Income Trust attributable to class B shares. For class M shares, the annual payment rate will equal the weighted average of (i) 0.40% on the net assets of Putnam Limited Duration Government Income Fund attributable to class M shares existing on November 9, 2007; and (ii) 0.50% on all other net assets of Putnam U.S. Government Income Trust attributable to class M shares.

For the year ended September 30, 2008, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $58,486 and $788 from the sale of class A and class M shares, respectively, and received $86,382 and $5,379 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.40% is assessed on certain redemptions of class A and class M shares, respectively. For the year ended September 30, 2008, Putnam Retail Management Limited Partnership, acting as underwriter, received $10,207 and no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the year ended September 30, 2008, cost of purchases and proceeds from sales of U.S. government securities and agency obligations other than short-term investments aggregated $2,886,388,370 and $3,310,891,921, respectively.

Written option transactions during the year ended September 30, 2008 are summarized as follows:

	Contract	Premiums
	Amounts	Received

Written options outstanding
at beginning of year	$2,679,622,000	$75,232,905

Options opened	1,620,706,000	53,140,272

Options exercised	—	—

Options expired	(912,504,000)	(22,792,103)

Options closed	(2,253,750,000)	(62,887,204)

Written options outstanding
at end of year	$1,134,074,000	$42,693,870

Note 4: Capital shares

At September 30, 2008, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Year ended 9/30/08		Year ended 9/30/07

Class A	Shares	Amount	Shares	Amount

Shares sold	12,320,876	$164,379,155	7,522,436	$98,198,517

Shares issued in	3,074,412	40,853,991	2,670,274	34,760,524
connection with
reinvestment of
distributions

Shares issued	14,353,931	190,464,106	—	—
in connection
with the merger
of Putnam
Limited Duration
Government
Income Fund

	29,749,219	395,697,252	10,192,710	132,959,041

Shares	(19,867,682)	(264,563,396)	(18,666,904)	(243,608,170)
repurchased

Net increase	9,881,537	$131,133,856	(8,474,194)	$(110,649,129)
(decrease)

	Year ended 9/30/08		Year ended 9/30/07

Class B	Shares	Amount	Shares	Amount

Shares sold	1,437,626	$19,150,863	611,325	$7,938,334

Shares issued in	242,106	3,203,994	243,819	3,158,599
connection with
reinvestment of
distributions

Shares issued	2,993,258	39,516,692	—	—
in connection
with the merger
of Putnam
Limited Duration
Government
Income Fund

	4,672,990	61,871,549	855,144	11,096,933

Shares	(4,315,887)	(57,376,266)	(4,681,450)	(60,799,676)
repurchased

Net increase	357,103	$4,495,283	(3,826,306)	$(49,702,743)
(decrease)

	Year ended 9/30/08		Year ended 9/30/07

Class C	Shares	Amount	Shares	Amount

Shares sold	1,062,851	$14,140,949	377,398	$4,921,471

Shares issued in	57,242	759,916	30,334	394,493
connection with
reinvestment of
distributions

Shares issued	719,197	9,531,515	—	—
in connection
with the merger
of Putnam
Limited Duration
Government
Income Fund

	1,839,290	24,432,380	407,732	5,315,964

Shares	(769,055)	(10,243,688)	(365,494)	(4,761,466)
repurchased

Net increase	1,070,235	$14,188,692	42,238	$554,498

	Year ended 9/30/08		Year ended 9/30/07

Class M	Shares	Amount	Shares	Amount

Shares sold	120,965	$1,616,644	117,122	$1,528,045

Shares issued in	24,180	321,482	13,810	179,738
connection with
reinvestment of
distributions

Shares issued	392,770	5,209,943	—	—
in connection
with the merger
of Putnam
Limited Duration
Government
Income Fund

	537,915	7,148,069	130,932	1,707,783

Shares	(453,873)	(6,046,001)	(424,856)	(5,535,878)
repurchased

Net increase	84,042	$1,102,068	(293,924)	$(3,828,095)
(decrease)

	Year ended 9/30/08		Year ended 9/30/07

Class R	Shares	Amount	Shares	Amount

Shares sold	173,439	$2,317,351	26,436	$344,828

Shares issued in	5,793	76,827	1,612	20,976
connection with
reinvestment of
distributions

Shares issued	30,271	401,462	—	—
in connection
with the merger
of Putnam
Limited Duration
Government
Income Fund

	209,503	2,795,640	28,048	365,804

Shares	(47,462)	(633,214)	(10,795)	(140,767)
repurchased

Net increase	162,041	$2,162,426	17,253	$225,037

	Year ended 9/30/08		Year ended 9/30/07

Class Y	Shares	Amount	Shares	Amount

Shares sold	655,227	$8,769,529	52,842	$688,357

Shares issued in	40,800	540,729	15,069	195,659
connection with
reinvestment of
distributions

Shares issued	318,258	4,211,379	—	—
in connection
with the merger
of Putnam
Limited Duration
Government
Income Fund

	1,014,285	13,521,637	67,911	884,016

Shares	(345,995)	(4,596,142)	(77,904)	(1,011,592)
repurchased

Net increase	668,290	$8,925,495	(9,993)	$(127,576)
(decrease)

Note 5: Investment in Putnam Prime Money Market Fund

The fund invested in Putnam Prime Money Market Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Prime Money Market Fund were valued at its closing net asset value each business day. Management fees paid by the fund were reduced by an amount equal to the management fees paid by Putnam Prime Money Market Fund with respect to assets invested by the fund in Putnam Prime Money Market Fund. For the year ended September 30, 2008, management fees paid were reduced by $107,729 relating to the fund’s investment in Putnam Prime Money Market Fund. Income distributions earned by the fund were recorded as interest income in the Statement of operations and totaled $3,658,695 for the year ended September 30, 2008. During the year ended September 30, 2008, cost of purchases and proceeds of sales of investments in Putnam Prime Money Market Fund aggregated $159,149,708 and $202,751,975, respectively.

On September 17, 2008, the Trustees of the Putnam Prime Money Market Fund voted to close that fund effective September 17, 2008. On September 24, 2008 the fund received shares of Federated Prime Obligations Fund, an unaffiliated management investment company registered under the Investment Company Act of 1940, in liquidation of its shares of Putnam Prime Money Market Fund.

Note 6: Acquisition of Putnam Limited Duration Government Income Fund

On November 12, 2007, the fund issued 14,353,931, 2,993,258, 719,197, 392,770, 30,271 and 318,258 of class A, class B, class C, class M, class R and class Y shares, respectively, to acquire Putnam Limited Duration Government Income Fund net assets in a tax-free exchange approved by the Trustees and shareholders. The net assets of the fund and Putnam Limited Duration Government Income Fund on November 12, 2007, the valuation date, were $1,102,795,519 and $249,335,097, respectively. On November 12, 2007, Putnam Limited Duration Government Income Fund had net investment income of $2,251,308, accumulated net realized gains of $174,509 and unrealized depreciation of $8,306,662. The aggregate net assets of the fund immediately following the acquisition were $1,352,130,616.

Information presented in the Statement of operations and changes in net assets reflect only operations of Putnam U.S. Government Income Trust.

Note 7: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the SEC and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. Distribution of payments from Putnam Management to certain open-end Putnam funds and their shareholders is expected to be completed in the next several months. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. Putnam Management believes that these lawsuits will have no material adverse effect on the funds or on Putnam Management’s ability to provide investment management services. In addition, Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Note 8: New accounting pronouncements

In June 2006, the Financial Accounting Standards Board (“FASB”) issued Interpretation No. 48, Accounting for Uncertainty in Income Taxes (the “Interpretation”). The Interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken by a filer in the filer’s tax return. Upon adoption, the Interpretation did not have a material effect on the fund’s financial statements. However, the conclusions regarding the Interpretation may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance expected from the FASB, and on-going analysis of tax laws, regulations and interpretations thereof. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (the “Standard”). The Standard defines fair value, sets out a framework for measuring fair value and expands disclosures about fair value measurements. The Standard applies to fair value measurements already required or permitted by existing standards. The Standard is effective for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Putnam Management does not believe the adoption of the Standard will impact the amounts reported in the financial statements; however, additional disclosures will be required about the inputs used to develop the measurements of fair value.

In March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“SFAS 161”) — an amendment of FASB Statement No. 133, was issued and is effective for fiscal years beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about how and why an entity uses derivative instruments and how derivative instruments affect an entity’s financial position. Putnam Management is currently evaluating the impact the adoption of SFAS 161 will have on the fund’s financial statement disclosures.

In September 2008, FASB Staff Position FAS 133-1 and FIN 45-4, “Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45; and Clarification of the Effective Date of FASB Statement No. 161” (“Amendment”) was issued and is effective for annual and interim reporting periods ending after November 15, 2008. The Amendment requires enhanced disclosures regarding a fund’s credit derivatives holdings and hybrid financial instruments containing embedded credit derivatives. Management is currently evaluating the impact the adoption of the Amendment will have on the Funds’ financial statement disclosures.

Note 9: Market conditions

Recent events in the financial sector have resulted in an unusually high degree of volatility in the financial markets. The fund’s investments in the financial sector , as reflected in the fund’s schedule of investments, exposes investors to the negative (or positive) performance resulting from these events.

Federal tax information (unaudited)

The Form 1099 you receive in January 2009 will show the tax status of all distributions paid to your account in calendar 2008.

About the Trustees

Jameson A. Baxter

Born 1943, Trustee since 1994,
Vice Chairman since 2005

Ms. Baxter is the President of Baxter Associates, Inc., a private investment firm.

Ms. Baxter serves as a Director of ASHTA Chemicals, Inc., and the Mutual Fund Directors Forum. Until 2007, she was a Director of Banta Corporation (a printing and supply chain management company), Ryerson, Inc. (a metals service corporation), and Advocate Health Care. Until 2004, she was a Director of BoardSource (formerly the National Center for Nonprofit Boards); and until 2002, she was a Director of Intermatic Corporation (a manufacturer of energy control products). She is Chairman Emeritus of the Board of Trustees, Mount Holyoke College, having served as Chairman for five years.

Ms. Baxter has held various positions in investment banking and corporate finance, including Vice President of and Consultant to First Boston Corporation and Vice President and Principal of the Regency Group. She is a graduate of Mount Holyoke College.

Charles B. Curtis

Born 1940, Trustee since 2001

Mr. Curtis is President and Chief Operating Officer of the Nuclear Threat Initiative (a private foundation dealing with national security issues), and serves as Senior Advisor to the United Nations Foundation.

Mr. Curtis is a member of the Council on Foreign Relations and serves as Director of Edison International and Southern California Edison. Until 2006, Mr. Curtis served as a member of the Trustee Advisory Council of the Applied Physics Laboratory, Johns Hopkins University. Until 2003, Mr. Curtis was a member of the Electric Power Research Institute Advisory Council and the University of Chicago Board of Governors for Argonne National Laboratory. Prior to 2002, Mr. Curtis was a member of the Board of Directors of the Gas Technology Institute and the Board of Directors of the Environment and Natural Resources Program Steering Committee, John F. Kennedy School of Government, Harvard University. Until 2001, Mr. Curtis was a member of the Department of Defense Policy Board and Director of EG&G Technical Services, Inc. (a fossil energy research and development support company).

From August 1997 to December 1999, Mr. Curtis was a Partner at Hogan & Hartson LLP, an international law firm headquartered in Washington, D.C. Prior to May 1997, Mr. Curtis was Deputy Secretary of Energy and Under Secretary of the U.S. Department of Energy. He served as Chairman of the Federal Energy Regulatory Commission from 1977 to 1981 and has held positions on the staff of the U.S. House of Representatives, the U.S. Treasury Department, and the SEC.

Robert J. Darretta

Born 1946, Trustee since 2007

Mr. Darretta serves as Director of United-Health Group, a diversified health-care company.

Until April 2007, Mr. Darretta was Vice Chairman of the Board of Directors of Johnson & Johnson, one of the world’s largest and most broadly based health-care companies. Prior to 2007, he had responsibility for Johnson & Johnson’s finance, investor relations, information technology, and procurement function. He served as Johnson & Johnson Chief Financial Officer for a decade, prior to which he spent two years as Treasurer of the corporation and over ten years leading various Johnson & Johnson operating companies.

Mr. Darretta received a B.S. in Economics from Villanova University.

Myra R. Drucker

Born 1948, Trustee since 2004

Ms. Drucker is Chair of the Board of Trustees of Commonfund (a not-for-profit firm specializing in managing assets for educational endowments and foundations), Vice Chair of the Board of Trustees of Sarah Lawrence College, and a member of the Investment Committee of the Kresge Foundation (a charitable trust). She is also a Director of New York Stock Exchange LLC (a wholly-owned subsidiary of NYSE Euronext), and a Director of Interactive Data Corporation (a provider of financial market data and analytics to financial institutions and investors).

Ms. Drucker is an ex-officio member of the New York Stock Exchange (NYSE) Pension Managers Advisory Committee, having served as Chair for seven years. She serves as an advisor to RCM Capital Management (an investment management firm) and to the Employee Benefits Investment Committee of The Boeing Company (an aerospace firm).

From November 2001 until August 2004, Ms. Drucker was Managing Director and a member of the Board of Directors of General Motors Asset Management and Chief Investment Officer of General Motors Trust Bank. From December 1992 to November 2001, Ms. Drucker served as Chief Investment Officer of Xerox Corporation (a document company). Prior to December 1992, Ms. Drucker was Staff Vice President and Director of Trust Investments for International Paper (a paper and packaging company).

Ms. Drucker received a B.A. degree in Literature and Psychology from Sarah Lawrence College and pursued graduate studies in economics, statistics, and portfolio theory at Temple University.

Charles E. Haldeman, Jr.*

Born 1948, Trustee since 2004 and
President of the Funds since 2007

Mr. Haldeman is Chairman of Putnam Investment Management, LLC and President of the Putnam Funds. Prior to July 2008, he was President and Chief Executive Officer of Putnam, LLC (“Putnam Investments”). Prior to November 2003, Mr. Haldeman served as Co-Head of Putnam Investments’ Investment Division.

Prior to joining Putnam in 2002, he held executive positions in the investment management industry. He previously served as Chief Executive Officer of Delaware Investments and President and Chief Operating Officer of United Asset Management. Mr. Haldeman was also a

Partner and Director of Cooke & Bieler, Inc. (an investment management firm).

Mr. Haldeman currently serves on the Board of Governors of the Investment Company Institute and as Chair of the Board of Trustees of Dartmouth College. He also serves on the Partners HealthCare Investment Committee, the Tuck School of Business Overseers, and the Harvard Business School Board of Dean’s Advisors. He is a graduate of Dartmouth College, Harvard Law School, and Harvard Business School. Mr. Haldeman is also a Chartered Financial Analyst (CFA) charterholder.

John A. Hill

Born 1942, Trustee since 1985 and
Chairman since 2000

Mr. Hill is founder and Vice-Chairman of First Reserve Corporation, the leading private equity buyout firm specializing in the worldwide energy industry, with offices in Greenwich, Connecticut; Houston, Texas; London, England; and Shanghai, China. The firm’s investments on behalf of some of the nation’s largest pension and endowment funds are currently concentrated in 26 companies with annual revenues in excess of $13 billion, which employ over 100,000 people in 23 countries.

Mr. Hill is Chairman of the Board of Trustees of the Putnam Mutual Funds, a Director of Devon Energy Corporation and various private companies owned by First Reserve, and serves as a Trustee of Sarah Lawrence College where he chairs the Investment Committee.

Prior to forming First Reserve in 1983, Mr. Hill served as President of F. Eberstadt and Company, an investment banking and investment management firm. Between 1969 and 1976, Mr. Hill held various senior positions in Washington, D.C. with the federal government, including Deputy Associate Director of the Office of Management and Budget and Deputy Administrator of the Federal Energy Administration during the Ford Administration.

Born and raised in Midland, Texas, he received his B.A. in Economics from Southern Methodist University and pursued graduate studies as a Woodrow Wilson Fellow.

Paul L. Joskow

Born 1947, Trustee since 1997

Dr. Joskow is an economist and President of the Alfred P. Sloan Foundation (a philanthropic institution focused primarily on research and education on issues related to science, technology, and economic performance). He is on leave from his position as the Elizabeth and James Killian Professor of Economics and Management at the Massachusetts Institute of Technology (MIT), where he has been on the faculty since 1972. Dr. Joskow was the Director of the Center for Energy and Environmental Policy Research at MIT from 1999 through 2007.

Dr. Joskow serves as a Trustee of Yale University, as a Director of TransCanada Corporation (an energy company focused on natural gas transmission and power services) and of Exelon Corporation (an energy company focused on power services), and as a member of the Board of Overseers of the Boston Symphony Orchestra. Prior to August 2007, he served as a Director of National Grid (a UK-based holding company with interests in electric and gas transmission and distribution and telecommunications infrastructure). Prior to July 2006, he served as President of the Yale University Council and continues to serve as a member of the Council. Prior to February 2005, he served on the board of the Whitehead Institute for Biomedical Research (a non-profit research institution). Prior to February 2002, he was a Director of State Farm Indemnity Company (an automobile insurance company), and prior to March 2000, he was a Director of New England Electric System (a public utility holding company).

Dr. Joskow has published six books and numerous articles on industrial organization, government regulation of industry, and competition policy. He is active in industry restructuring, environmental, energy, competition, and privatization policies — serving as an advisor to governments and corporations worldwide. Dr. Joskow holds a Ph.D. and MPhil from Yale University and a B.A. from Cornell University.

Elizabeth T. Kennan

Born 1938, Trustee since 1992

Dr. Kennan is a Partner of Cambus-Kenneth Farm (thoroughbred horse and cattle breeding). She is President Emeritus of Mount Holyoke College.

Dr. Kennan served as Chairman and is now Lead Director of Northeast Utilities. She is a Trustee of the National Trust for Historic Preservation, of Centre College, and of Midway College in Midway, Kentucky. Until 2006, she was a member of The Trustees of Reservations. Prior to 2001, Dr. Kennan served on the oversight committee of the Folger Shakespeare Library. Prior to June 2005, she was a Director of Talbots, Inc., and she has served as Director on a number of other boards, including Bell Atlantic, Chastain Real Estate, Shawmut Bank, Berkshire Life Insurance, and Kentucky Home Life Insurance. Dr. Kennan has also served as President of Five Colleges Incorporated and as a Trustee of Notre Dame University, and is active in various educational and civic associations.

As a member of the faculty of Catholic University for twelve years, until 1978, Dr. Kennan directed the post-doctoral program in Patristic and Medieval Studies, taught history, and published numerous articles and two books. Dr. Kennan holds a Ph.D. from the University of Washington in Seattle, an M.S. from St. Hilda’s College at Oxford University, and an A.B. from Mount Holyoke College. She holds several honorary doctorates.

Kenneth R. Leibler

Born 1949, Trustee since 2006

Mr. Leibler is a founder and former Chairman of the Boston Options Exchange, an electronic marketplace for the trading of derivative securities.

Mr. Leibler currently serves as a Trustee of Beth Israel Deaconess Hospital in Boston. He is also Lead Director of Ruder Finn Group, a global communications and advertising firm, and a Director of Northeast Utilities, which operates New England’s largest energy delivery system. Prior to December 2006, he served as a Director of the Optimum Funds group. Prior to October 2006, he served as a Director of ISO New England, the organization responsible for the operation of the electric generation system in the New England states. Prior to 2000, Mr. Leibler was a Director of the Investment Company Institute in Washington, D.C.

Prior to January 2005, Mr. Leibler served as Chairman and Chief Executive Officer of the Boston Stock Exchange. Prior to January 2000, he served as President and Chief Executive Officer of Liberty Financial Companies, a publicly traded diversified asset management organization. Prior to June 1990, Mr. Leibler served as President and Chief Operating Officer of the American Stock Exchange (AMEX), and at the time was the youngest person in AMEX history to hold the title of President. Prior to serving as AMEX President, he held the position of Chief Financial Officer, and headed its management and marketing operations. Mr. Leibler graduated magna cum laude with a degree in Economics from Syracuse University, where he was elected Phi Beta Kappa.

Robert E. Patterson

Born 1945, Trustee since 1984

Mr. Patterson is Senior Partner of Cabot Properties, LP and Chairman of Cabot Properties, Inc. (a private equity firm investing in commercial real estate).

Mr. Patterson serves as Chairman Emeritus and Trustee of the Joslin Diabetes Center. Prior to June 2003, he was a Trustee of Sea Education Association. Prior to December 2001, Mr. Patterson was President and Trustee of Cabot Industrial Trust (a publicly traded real estate investment trust). Prior to February 1998, he was Executive Vice President and Director of Acquisitions of Cabot Partners Limited Partnership (a registered investment adviser involved in institutional real estate investments). Prior to 1990, he served as Executive Vice President of Cabot, Cabot & Forbes Realty Advisors, Inc. (the predecessor company of Cabot Partners).

Mr. Patterson practiced law and held various positions in state government, and was the founding Executive Director of the Massachusetts Industrial Finance Agency. Mr. Patterson is a graduate of Harvard College and Harvard Law School.

George Putnam, III

Born 1951, Trustee since 1984

Mr. Putnam is Chairman of New Generation Research, Inc. (a publisher of financial advisory and other research services), and President of New Generation Advisers, Inc. (a registered investment adviser to private funds). Mr. Putnam founded the New Generation companies in 1986.

Mr. Putnam is a Director of The Boston Family Office, LLC (a registered investment adviser). He is a Trustee of St. Mark’s School and a Trustee of the Marine Biological Laboratory in Woods Hole, Massachusetts. Until 2006, he was a Trustee of Shore Country Day School, and until 2002, was a Trustee of the Sea Education Association.

Mr. Putnam previously worked as an attorney with the law firm of Dechert LLP (formerly known as Dechert Price & Rhoads) in Philadelphia. He is a graduate of Harvard College, Harvard Business School, and Harvard Law School.

Robert L. Reynolds*

Born 1952, Trustee since 2008

Mr. Reynolds is President and Chief Executive Officer of Putnam Investments, and a member of Putnam Investments’ Executive Board of Directors. He has more than 30 years of investment and financial services experience.

Prior to joining Putnam Investments in 2008, Mr. Reynolds was Vice Chairman and Chief Operating Officer of Fidelity Investments from 2000 to 2007. During this time, he served on the Board of Directors for FMR Corporation, Fidelity Investments Insurance Ltd., Fidelity Investments Canada Ltd., and Fidelity Management Trust Company. He was also a Trustee of the Fidelity Family of Funds. From 1984 to 2000, Mr. Reynolds served in a number of increasingly responsible leadership roles at Fidelity.

Mr. Reynolds serves on several not-for-profit boards, including those of the West Virginia University Foundation, Concord Museum, Dana-Farber Cancer Institute, Lahey Clinic, and Initiative for a Competitive Inner City in Boston. He is a member of the Chief Executives Club of Boston, the National Innovation Initiative, and the Council on Competitiveness.

Mr. Reynolds received a B.S. in Business Administration/Finance from West Virginia University.

Richard B.Worley

Born 1945, Trustee since 2004

Mr. Worley is Managing Partner of Permit Capital LLC, an investment management firm.

Mr. Worley serves as a Trustee of the University of Pennsylvania Medical Center, The Robert Wood Johnson Foundation (a philanthropic organization devoted to health-care issues), and the National Constitution Center. He is also a Director of The Colonial Williamsburg Foundation (a historical preservation organization), and the Philadelphia Orchestra Association. Mr. Worley also serves on the investment committees of Mount Holyoke College and World Wildlife Fund (a wildlife conservation organization).

Prior to joining Permit Capital LLC in 2002, Mr. Worley served as President, Chief Executive Officer, and Chief Investment Officer of Morgan Stanley Dean Witter Investment Management and as a Managing Director of Morgan Stanley, a financial services firm. Mr. Worley also was the Chairman of Miller Anderson & Sherrerd, an investment management firm that was acquired by Morgan Stanley in 1996.

Mr. Worley holds a B.S. degree from the University of Tennessee and pursued graduate studies in economics at the University of Texas.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of September 30, 2008, there were 99 Putnam funds. All Trustees serve as Trustees of all Putnam funds. Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 72, death, or removal.

* Trustee who is an “interested person” (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, and/or Putnam Retail Management. Mr. Reynolds is President and Chief Executive Officer of Putnam Investments. Mr. Haldeman is the President of your fund and each of the other Putnam funds and Chairman of Putnam Investment Management, LLC, and prior to July 2008 was President and Chief Executive Officer of Putnam Investments.

Officers

In addition to Charles E. Haldeman, Jr., the other officers of the fund are shown below:

Charles E. Porter (Born 1938)	James P. Pappas (Born 1953)	Wanda M. McManus (Born 1947)
Executive Vice President, Principal Executive	Vice President	Vice President, Senior Associate Treasurer
Officer, Associate Treasurer, and	Since 2004	and Assistant Clerk
Compliance Liaison	Managing Director, Putnam Investments and	Since 2005
Since 1989	Putnam Management. During 2002, Chief
	Operating Officer, Atalanta/Sosnoff	Nancy E. Florek (Born 1957)
Jonathan S. Horwitz (Born 1955)	Management Corporation	Vice President, Assistant Clerk, Assistant
Senior Vice President and Treasurer		Treasurer and Proxy Manager
Since 2004	Francis J. McNamara, III (Born 1955)	Since 2005
Prior to 2004, Managing Director,	Vice President and Chief Legal Officer
Putnam Investments	Since 2004
Senior Managing Director, Putnam
Steven D. Krichmar (Born 1958)	Investments, Putnam Management
Vice President and Principal Financial Officer	and Putnam Retail Management. Prior
Since 2002	to 2004, General Counsel, State Street
Senior Managing Director,	Research & Management Company
Putnam Investments
Robert R. Leveille (Born 1969)
Janet C. Smith (Born 1965)	Vice President and Chief Compliance Officer
Vice President, Principal Accounting Officer	Since 2007
and Assistant Treasurer	Managing Director, Putnam Investments,
Since 2007	Putnam Management, and Putnam Retail
Managing Director, Putnam Investments and	Management. Prior to 2004, member of
Putnam Management	Bell Boyd & Lloyd LLC. Prior to 2003,
Vice President and Senior Counsel,
Susan G. Malloy (Born 1957)	Liberty Funds Group LLC
Vice President and Assistant Treasurer
Since 2007	Mark C. Trenchard (Born 1962)
Managing Director, Putnam Investments	Vice President and BSA Compliance Officer
Since 2002
Beth S. Mazor (Born 1958)	Managing Director, Putnam Investments
Vice President
Since 2002	Judith Cohen (Born 1945)
Managing Director, Putnam Investments	Vice President, Clerk and Assistant Treasurer
Since 1993

The address of each Officer is One Post Office Square, Boston, MA 02109.

The Putnam Family of Funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth funds
Discovery Growth Fund
Growth Opportunities Fund
Health Sciences Trust
International New Opportunities Fund*
New Opportunities Fund
OTC & Emerging Growth Fund
Small Cap Growth Fund*
Vista Fund
Voyager Fund

Blend funds
Capital Appreciation Fund
Capital Opportunities Fund*
Europe Equity Fund*
Global Equity Fund*
Global Natural Resources Fund*
International Capital Opportunities Fund*
International Equity Fund*
Investors Fund
Research Fund
Tax Smart Equity Fund®
Utilities Growth and Income Fund

Value funds
Classic Equity Fund
Convertible Income-Growth Trust
Equity Income Fund
The George Putnam Fund of Boston
The Putnam Fund for Growth and Income
International Growth and Income Fund*
Mid Cap Value Fund
New Value Fund
Small Cap Value Fund*

Income funds
American Government Income Fund
Diversified Income Trust
Floating Rate Income Fund
Global Income Trust*
High Yield Advantage Fund*
High Yield Trust*
Income Fund
Money Market Fund†
U.S. Government Income Trust

Tax-free income funds
AMT-Free Insured Municipal Fund
Tax Exempt Income Fund
Tax Exempt Money Market Fund†
Tax-Free High Yield Fund

State tax-free income funds:
Arizona, California, Massachusetts, Michigan, Minnesota,
New Jersey, New York, Ohio, and Pennsylvania

Asset allocation funds
Income Strategies Fund

Putnam Asset Allocation Funds — three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:
Asset Allocation: Balanced Portfolio
Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio

Putnam RetirementReady® Funds

Putnam RetirementReady Funds — 10 investment portfolios that offer diversification among stocks, bonds, and money market instruments and adjust to become more conservative over time based on a target date for withdrawing assets.

The 10 funds:
Putnam RetirementReady 2050 Fund
Putnam RetirementReady 2045 Fund
Putnam RetirementReady 2040 Fund
Putnam RetirementReady 2035 Fund
Putnam RetirementReady 2030 Fund
Putnam RetirementReady 2025 Fund
Putnam RetirementReady 2020 Fund
Putnam RetirementReady 2015 Fund
Putnam RetirementReady 2010 Fund
Putnam RetirementReady Maturity Fund

* A 1% redemption fee on total assets redeemed or exchanged within 90 days of purchase may be imposed for all share classes of these funds.

†An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

With the exception of money market funds, a 1% redemption fee may be applied to shares exchanged or sold within 7 days of purchase (90 days, for certain funds).

Check your account balances and the most recent month-end performance in the Individual Investors section at www.putnam.com.

Fund information

Founded over 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage nearly 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager	Officers	Wanda M. McManus
Putnam Investment	Charles E. Haldeman, Jr.	Vice President, Senior Associate Treasurer
Management, LLC	President	and Assistant Clerk
One Post Office Square
Boston, MA 02109	Charles E. Porter	Nancy E. Florek
	Executive Vice President, Principal	Vice President, Assistant Clerk, Assistant
Marketing Services	Executive Officer, Associate Treasurer	Treasurer and Proxy Manager
Putnam Retail Management	and Compliance Liaison
One Post Office Square
Boston, MA 02109	Jonathan S. Horwitz
Senior Vice President and Treasurer
Custodian
State Street Bank and Trust Company	Steven D. Krichmar
Vice President and Principal Financial Officer
Legal Counsel
Ropes & Gray LLP	Janet C. Smith
Vice President, Principal Accounting Officer
Independent Registered Public	and Assistant Treasurer
Accounting Firm
KPMG LLP	Susan G. Malloy
Vice President and Assistant Treasurer
Trustees
John A. Hill, Chairman	Beth S. Mazor
Jameson A. Baxter, Vice Chairman	Vice President
Charles B. Curtis
Robert J. Darretta	James P. Pappas
Myra R. Drucker	Vice President
Charles E. Haldeman, Jr.
Paul L. Joskow	Francis J. McNamara, III
Elizabeth T. Kennan	Vice President and Chief Legal Officer
Kenneth R. Leibler
Robert E. Patterson	Robert R. Leveille
George Putnam, III	Vice President and Chief Compliance Officer
Robert L. Reynolds
Richard B. Worley	Mark C. Trenchard
Vice President and BSA Compliance Officer

Judith Cohen
Vice President, Clerk and Assistant Treasurer

This report is for the information of shareholders of Putnam U.S. Government Income Trust. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit www.putnam.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

PUTNAM INVESTMENTS

One Post Office Square
Boston, Massachusetts 02109

www.putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

Forwarding service requested

Founded in 1937, Putnam Investments began with the principle that a balance between risk and reward is the mark of a well-rounded financial program. Today, we manage money with a focus on seeking consistent results over time. This balanced approach continues to underscore everything we do.

Not FDIC Insured	May Lose Value	No Bank Guarantee

AN038 253444 11/08

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In May 2008, the Code of Ethics of Putnam Investment Management, LLC was updated in its entirety to include the amendments adopted in August 2007 as well as a several additional technical, administrative and non-substantive changes.

Item 3. Audit Committee Financial Expert:

The Funds' Audit and Compliance Committee is comprised solely of Trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Patterson, Mr. Leibler, Mr. Hill and Mr. Darretta meets the financial literacy requirements of the New York Stock Exchange's rules and qualifies as an "audit committee financial expert" (as such term has been defined by the Regulations) based on their review of his pertinent experience and education. Certain other Trustees, although not on the Audit and Compliance Committee, would also qualify as "audit committee financial experts." The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal		Audit-
year	Audit	Related	Tax	All Other
ended	Fees	Fees	Fees	Fees

September 30, 2008	$90,725	$--	$4,450	$-

September 30, 2007	$85,073	$15,818*	$4,050	$ -

*Fees billed to the fund for services relating to a fund merger.

For the fiscal years ended September 30, 2008 and September 30, 2007, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $ 73,183 and $19,868 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund's last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal	Audit-		All	Total
year	Related	Tax	Other	Non-Audit
ended	Fees	Fees	Fees	Fees

September 30, 2008	$ -	$ -	$ -	$ -

September 30, 2007	$ -	$ -	$ -	$ -

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management
Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam U.S. Government Income Trust

By (Signature and Title):

/s/Janet C. Smith
Janet C. Smith
Principal Accounting Officer

Date: November 26, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Charles E. Porter
Charles E. Porter
Principal Executive Officer

Date: November 26, 2008

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: November 26, 2008